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This is filed pursuant to Rule 497(e).
File Nos. 33-60560 and 811-07618.



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[LOGO]                       ALLIANCE MUNICIPAL INCOME FUND II
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 2000
________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus, dated February 1, 2000, for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios") of Alliance Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                           PAGE
Investment Policies and Restrictions.......................
Management of the Fund.....................................
Expenses of the Fund.......................................
Purchase of Shares.........................................
Redemption and Repurchase of Shares........................
Shareholder Services.......................................
Net Asset Value............................................
Dividends, Distributions and Taxes.........................
Portfolio Transactions.....................................
General Information........................................
Report of Independent Auditors and
  Financial Statements.....................................
Appendix A:  Bond and Commercial Paper Ratings.............A-1
Appendix B:  Futures Contracts and Related Options.........B-1
Appendix C:  Options on Municipal and U.S.
           Government Securities...........................C-1



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____________________
(R): This registered service mark used under license from the Owner, Alliance Capital Management L.P.



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_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         Alliance Municipal Income Fund II (the "Fund") is a non-diversified, open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

         All of the Portfolios invest at least 65% of their total assets in municipal securities and the State Portfolios invest at least 65% of their total assets in the municipal securities of the named state. These policies may not change without shareholder approval. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years. In addition, each Portfolio will invest at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. This policy is fundamental for each Portfolio except the National Portfolio, Insured National Portfolio, California Portfolio and New York Portfolios. With respect to these Portfolios, this policy is not fundamental but will not be changed without prior notice to shareholders.

National and Insured National Portfolios

         The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the AMT. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state.

         The investment policies of the Insured National
Portfolio differ from those of the National Portfolio in two respects:

         - the National Portfolio is permitted to invest without limit in AMT-Subject bonds and the Insured


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              National Portfolio invests principally in AMT-
              Exempt bonds; and

         -    as a matter of fundamental policy, the Insured
              National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities.

State Portfolios

         Each of the State Portfolios is non-diversified and invests principally in municipal securities with interest that is wholly exempt from federal income tax. Substantially all the interest from these securities is also exempt from state personal income tax, or in the case of Florida, the Florida intangible personal property tax. Florida currently imposes no income tax on individuals. At least 65% and normally substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

California and Insured California Portfolios

         As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities.

         As a matter of fundamental policy, the Insured
California Portfolio normally invests at least 80% of its total assets in municipal bonds, 80% of its total assets in AMT-Exempt bonds and at least 65% of its total assets in insured securities.

         Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, Pennsylvania, and Virginia Portfolio. Each Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest up to 35% of its total assets in securities whose interest payments are only federal tax-exempt.

         Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).


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Insurance Feature of the Insured National and
Insured California Portfolios

         The Insured National Portfolio and Insured California normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 to 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

         The Insured Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P, Duff & Phelps or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P, Duff & Phelps or Fitch.

         The Portfolios will limit their investments in illiquid securities to 15% (10% for the National Portfolio, Insured
National Portfolio, New York Portfolio, California Portfolio, and
Insured California Portfolio) of their net assets.

Alternative Minimum Tax

         Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to


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finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the


                                5



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construction of facilities such as educational, hospital,
housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to Arizona and Michigan, and from official statements made available in September 1998 with respect to Massachusetts, August 1999 with respect to Minnesota and New Jersey, September 1999 with respect to Florida and Ohio, October 1999 with respect to Pennsylvania and November 1999 with respect to Virginia in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In


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addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO

         The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Arizona personal income tax. As a matter of fundamental policy, at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Arizona Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Arizona Portfolio are available only to Arizona residents.

         The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated June 30, 1999 and the Arizona Department of Commerce,
Arizona Development Update, Fall 1999.

Economic Climate

         Fueled by six consecutive years of substantial tax reductions, Arizona's economy continues to be the envy of the nation. Personal income taxes have been slashed by 31 percent across the board, and in 1998 the state's corporate income tax was reduced to 8 percent from 9 percent. From 1993 through 1997, the strongest five-year period of job growth in Arizona history, more than 400,000 private sector jobs were created. Arizona is the second fastest growing state in the nation, with a projected population of 6.1 million by 2010.

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         Arizona's main economic sectors include services, trade
and manufacturing. Mining and agriculture are also significant although they tend to be more capital intensive than labor intensive. The single largest economic sector is services, employing almost 615,538 people. Wholesale and retail trade provide more than 495,987 jobs. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Tourism generates more than 115,000 jobs and supports an additional 185,000 indirectly.

         In 1998, manufacturing accounted for 216,641 jobs, or approximately 10.5 percent of the state's employment and generated 14.9 percent of wages and salaries. Arizona has been particularly successful in attracting high-technology industries, which have a total economic impact of $33 billion in Arizona. Nearly 56 percent of all manufacturing employment is in this section.

         The construction sector, also very important to Arizona's economy, accounted for 141,593 jobs or 6.89 percent of the state's employment in 1998. This sector has experienced a substantial increase in construction activity over the past few years. The market grew from $5.5 billion in 1994 to $11.2 billion in 1998. This shows the increasing demand for commercial space in Arizona.

         Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and are currently experiencing strong population growth.

         The growth of Arizona's two major metropolitan statistical areas has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

         Over the past decade, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector. A significant percentage of these jobs are directly related to tourism. In the late 1980's and early 1990's, Arizona's economy was adversely affected by problems in the real estate industry,

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including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation ("RTC"). The winding-up of the RTC has led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996.


         Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's per capita increase in personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its current strength, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona was $21,864 in 1998.

         Arizona is likely to experience continued population growth in the remainder of the 1990's. The current expansion rate of more than 2 percent is forecast to continue for the remainder of the decade to be driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's housing industry enjoyed its best year ever in 1996, and has had a robust 20 percent expansion since 1993.

Financial Condition

         The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

         While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation ("COPs") rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default. As of June 30, 1999, the State had $326.8 million in COPs outstanding at year end. Principal and interest are covered by lease payments out of current revenues or appropriations from the fund responsible for utilization of the specific buildings.

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         Arizona's constitution limits the amount of debt payable
from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

         Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15 percent (or 30 percent in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20 percent additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of- way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

         Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance

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expenditures cannot exceed the amount levied in a preceding year by more than 2 percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20 percent individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation.

         The General Fund ended the June 30, 1999, fiscal year with a total fund balance of $1.023 billion on a cash basis and $1.290 billion on a GAAP basis. This compares to the prior year's total fund balance of $981 million.

         The State's enterprise funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest enterprise funds is the lottery fund. The lottery fund generated $268.3 million of operating revenues during fiscal year 1999. The enterprise funds ended fiscal year 1999 with a combined equity of $151.2 million.

         Arizona municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State shared revenues. School districts are funded by a combination of local property taxes and State assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit

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to zero and create a $10 million reserve for contingency
liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit. The county is considering privatization of its health care operations.

Litigation

         In Ladewig vs. Waddell, the plaintiff challenges the constitutionality of the deduction given for dividends received from corporations doing most of their business in Arizona. The Tax Court certified a class and found the tax to be unconstitutional. Class certification and a statute of limitations issue were appealed to the Court of Appeals and a decision is pending. Potential outcome of the case cannot be determined. The Court of Appeals may hold that only the plaintiff is entitled to refunds due to the statute of limitations. However, if class certification is affirmed, the estimated potential loss to the State is $300 to $400 million.

         In Kerr vs. Waddell, federal employees have claimed an income tax refund on taxes paid to Federal employee contributions. The Board of Tax Appeals granted these claims for the years before 1991, but has denied the claim for later years. The State did not appeal. The plaintiffs appealed for years after 1990. The potential outcome cannot be determined. If this case were to have an unfavorable outcome, the State could incur losses ranging from $20 million to $100 million.

         In Roosevelt Elementary School District No. 66 vs. Jane Dee Hull, the plaintiffs allege the defendants failed to fully fund the Building Renewal Fund established by the Students FIRST legislation. A motion to dismiss has been filed on behalf of all defendants. Briefing on that motion should be completed at the end of January 2000. The potential outcome is uncertain at this time. If the case were to have an unfavorable outcome, the State may be required to provide approximately $56 million in additional funding.

         The State is also a defendant in a number of other pending lawsuits.

Year 2000

         The State is currently addressing Year 2000 compliance issues relating to its computer systems and other electronic equipment. The State has identified 238 computer systems, 1,770 data exchanges and most of the electronic equipment groups that are critical to its operations. These mission-critical systems and equipment groups affect financial, public safety, public health and service and legal mandates of the State's operations. Identified but not included in these mission-critical systems and exchanges are the internal support systems that are essential to the mission critical systems.

         The State has completed the awareness and assessment stages for its mission-critical systems and data exchanges. Most of the electronic equipment groups are in the awareness and assessment stage. Some of the computer systems are in the validation/testing stage and several electronic groups are in the remediation stage. The State has identified 123 mission-critical computer systems that are Year 2000 compliant. Only a few of the electronic equipment groups are Year 2000 compliant.

         Because of the unprecedented nature of the Year 2000 issue, its effects and the success of related remediation efforts will not be fully determinable until the Year 2000 and thereafter. The State cannot assure that it is or will be Year 2000 ready, that the its remediation efforts will be successful in whole or in part, or that parties with whom it does business will be Year 2000 ready.

FLORIDA PORTFOLIO

         The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Fund's Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Florida intangible tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida Securities. As a matter of fundamental policy, the Florida Portfolio will invest as least 80 percent of its net assets in municipal securities the interest which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Florida Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Florida Portfolio are available only to Florida residents.

         The following is based on information obtained from an Official Statement, dated September 15, 1999, relating to
$200,000,000 State of Florida Full Faith and Credit, State Board of Education, Public Education Capital Outlay Refunding Bonds,
1999 Series C.

Economic Climate

         As of April 1, 1998 Florida was the fourth most populous state in the nation with an estimated population of 15.0 million. The State's average annual population growth since 1990 has been approximately 1.8 percent while the nation's average annual growth rate for the same period was approximately 1.9 percent.

         Reflecting population growth, Florida's total personal income has also increased at a faster rate than both the U.S. and other southeastern states. During the 1980's, Florida's per capita personal income was practically the same as the U.S. However, since 1989 Florida's per capita income has been consistently slightly below that of the U.S. In 1981, it was
97.9 percent ($25,852) of the U.S. $26,412 average.The structure of Florida's income differs from that of the nation. Because Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits) are a relatively more important source of income.

         Florida's employment growth has been as impressive as its population growth. Since the last recession in 1992, Florida's population has increased 11.7 percent, while employment has increased 15.0 percent. Since 1992, Florida's nonfarm jobs have increased 24.5 percent while U.S. nonfarm jobs increased
15.9 percent. Florida's economic assets, such as a desirable climate, competitive wages, and low per capita taxes, have attracted new businesses and created many new job opportunities. Reflecting national trends, employment in agriculture, and manufacturing are becoming relatively less important in Florida, while employment in services is becoming more important.

         In 1998, 14.9 percent of the nation's nonfarm jobs were in manufacturing, but only 7.4 percent of Florida's nonfarm jobs were in manufacturing. While the proporation of manufacturing jobs has declined over time for both the nation and Florida, Florida's proporation of manufacturing jobs has been about half the nation's for many years. Manufacturing jobs generally pay higher wages than service jobs, but some service jobs do pay well and are generally less sensitive to the business cycle. Manufacturing jobs nationwide and in the southeast are concentrated in areas such as heavy equipment, primary metals, chemicals, and textile mill products. Florida's manufacturing section has a concentration in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of jobs tend to be less cyclical than other forms of manufacturing. Tourism is also one of Florida's most important industries. Approximately 48.7 million people visited Florida in 1998.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined over time. For example, total contract construction employment as a share of total non-farm employment reached a peak of over 10 percent in 1973. In the late 1980s, the share was roughly 7.2 percent, and in 1998, the share had edged downward to 5.3 percent. This trend is expected to continue as Florida's economy grows and diversifies. Low interest rates and good economic conditions led to a 5.1 percent increase in construction jobs and a 11.1 percent increase in housing starts in 1998. In the long run, the driving force behind Florida's construction industry is the State's rapid population growth. While net migration to the State is forecasted as to slow, it is expected to remain over 200 thousand persons a year during the next decade. Recent federal tax reforms reducing capital gains on homes will encourage second home preretirement purchases in Florida.

         Florida's unemployment rate through much of the 1980's tracked below the national average. Beginning with the recession in the early 1990's, the trend reversed. In the current economic expansion, Florida's unemployment rate has again been mostly below the nation's. In 1998, Florida's unemployment rate was 4.3 percent, compared to 4.5 percent for the U.S.

Fiscal Matters

         On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. For the first year, which was fiscal year 1995-96, the limit was based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, businesses or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         For fiscal year 1998-99, the estimated General Revenue plus Working Capital Fund and Budget Stabilization Fund monies available total $19,481.8 million, a 5.2 percent increase over 1997-98. The $17,779.5 million in estimated revenues represent a
5.0 percent increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,222.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 were estimated at $1,360.7 million.

         For fiscal year 1999-2000, the estimated General Revenue plus Working Capital Fund and Budget Stabilization Fund monies available total $20,133.9 million, a 3.3 percent increase over 1998-99. The $18,555.2 million in estimated revenues represent a
4.4 percent increase over the analogous figure in 1998-99.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

Litigation

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such pending or anticipated litigation will not materially affect the State of Florida's financial position.

Year 2000

         The Governor's Office of Planning and Budgeting, the Senate and the House of Representatives created a Year 2000 Task Force in 1997 to provide direction to state agencies for addressing potential year 2000 date change problems. The State has allocated $81 million for the remediation of state agency computer systems.

MASSACHUSETTS PORTFOLIO

         The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Massachusetts personal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Massachusetts Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Massachusetts Portfolio are available only to Massachusetts residents.

         The following was obtained from an Official Statement of The Commonwealth of Massachusetts, dated September 1, 1998, relating to $500,000,000 General Obligation Bonds Bonds, Consolidated Loan of 1999, Series C and the Commonwealth of Massachusetts Information Statement, dated February 16, 1999 and the Commonwealth of Massachusetts Information Supplement, dated September 10, 1999.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rate in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery.

         Per capita personal income for Massachusetts residents, was $31,207 in 1997, as compared to the national average of $25,298. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts services sector, with 35.6 percent of the non-agricultural work force in February 1998, is the largest sector in the Massachusetts economy. Government employment represents 13.3 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Since 1994, total employment levels in Massachusetts have increased at yearly rates greater than 2.0 percent. In 1998, employment levels in every industry increased or remained constant. The most rapid growth in 1997 came in the construction sector and the services sector, which grew at rates of 7.6 percent and 3.9 percent, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 1.9 percent in 1998.

         While the Massachusetts Unemployment rate was significantly lower than the National average between 1979 and 1989, economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts has been consistently below that of the United States over the past twelve months, remaining near 4 percent before falling below 4 percent in October of 1997 and below 3 percent in February 1999.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerable higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, the growth rates in Massachusetts and New England have improved relative to the nation. In 1995 and 1996, the economics of both Massachusetts and New England grew at a faster pace than the nation as a whole. For 1996, Massachusetts Gross State Product increased by 5.9 percent compared to 4.4 percent for the nation as a whole.

         The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 1996, the three largest sectors of the economy (services, finance, insurance, real estate, and manufacturing) contributed 65.7 percent of the total Massachusetts Gross State Product.

         The risk for Massachusetts include a continued shortage of skilled labor, low net population growth, which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1994, Fiscal Year 1995, Fiscal Year 1996, Fiscal Year 1997 and Fiscal Year 1998 were $872.3 billion, $953.0 million, $905.1 million, $997.6 million and $1.079.3 million, respectively, and are projected to be $1,231.0 million for Fiscal Year 1998. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         In Fiscal Year 1998, legislation was approved to construct a new convention center in Boston and to expand existing facilities in Worcester and Springfield. The projects will be financed with increases in certain taxes on hotels and vehicle rentals, and the dedication of state taxes on new businesses in Boston's Convention Center Finance District. These new revenue sources will be sufficient to pay the interest on the general obligation notes that will be sold to finance construction. The notes will be permanently financed with special obligation revenue bonds when construction of the new facility is completed, which is scheduled for 2002.

Fiscal 2000

         In late April, 1999 both houses of the Legislature agreed on a consensus revenue estimate for fiscal 2000 of $14,850 billion. On May 8, 1999 the House of Representatives approved its version of the fiscal 2000 budget, and on June 10, 1999 the Senate approved its version. The House and Senate budgets incorporate a variety of tax cuts, which differ in type and amount in the two versions. The House budget provides for total expenditures of approximately $20.725 billion, and the Senate budget provides for total expenditure of approximately $20.829 billion. Both budgets appropriate $910 million for pensions, as recommended by the Governor. The House budget also includes "forwarding funding" legislation that would substantially modify the state's funding mechanisms for the Massachusetts Bay Transportation Authority; the Senate's budget does not address the issue of MBTA funding. The House budget does not fund any fiscal 2000 expenditures with moneys expected to be received from the litigation settlement with the tobacco industry and instead proposes the establishment of a trust fund to receive such moneys which only investment earnings, and not the amounts received, could be spent to fund certain health-related services and programs. The Senate budget would fund approximately $75 million of fiscal 2000 expenditures with moneys expected to be received from the tobacco litigation settlement, contingent upon the receipt of such moneys.

         Although fiscal 2000 began on July 1, 1999, the legislative conference committee appointed to reconcile the House and Senate versions of the fiscal 2000 budget has not yet completed its work. On June 30, 1999, Governor Cellucci approved an interim budget to provide for the operations of state government for the month of July. A second interim budget was approved by the Governor on July 30, 1999, authorizing expenditures for the operations of state government through August. On August 26, 1999, the Governor approved a third interim budget to provide for the operations of state government through the month of September and the quarterly funding of local aid payments to cities, towns and school districts. On June 28,

1999, the Executive Office for Administration and Finance issued an administrative bulletin to state agencies outlining conduct under interim budgets. The bulletin advises agencies to continue basic levels of services and operations in effect at the close of the prior fiscal year during an interim budget and to minimize discretionary obligations, including the expansion of new programs and hiring of personnel.

         Preliminary figures indicate that August, 1999 tax revenues were approximately $1.046 billion, an increase of approximately $26.2 million, or 2.6 percent over August, 1998. The benchmark range through August forecast by the Department of Revenue was $1.833 billion to $2.068 billion. Preliminary figures indicate that year-to-date collections through August totaled $1.982 billion, an increase of $62.1 million, or 3.2 percent, over the comparable period in fiscal 1999. Corporate taxes are down $32 million, or 60 percent, compared to fiscal 1999.

Fiscal 1999

         Acting Governor Cellucci approved the fiscal 1999 budget on July 30, 1998. The Governor vetoed or reduced appropriations totaling approximately $100.9 million. On July 31, 1998, the Legislature overrode several of those vetoes, restoring approximately $63.1 million in spending. After accounting for the value of vetoes and subsequent overrides, the budget provided for total appropriations of approximately $19.5 billion.
Governor Cellucci has approved four fiscal 1999 supplemental appropriation bills totaling approximately $51 million, $41.1 million of which have funded collective bargaining costs. On July 27, 1999, Governor Cellucci filed a supplemental budget totaling approximately $190.1 million. The supplemental recommendation includes approximately $22.8 million for ongoing operations and programs and approximately $167.3 million for one-time expenditures, including $50 million for local road and bridge work and $15 million for Year 2000 compliance. The Executive Office for Administration and Finance projects total fiscal 1999 spending of $21.151 billion, a 6.0 percent increase over total fiscal 1998 spending.

         The fiscal 1999 appropriation for pension funding is approximately $965.3 million. This amount is consistent with the amount requested by the Acting Governor, but is approximately $93.9 million less than the amount required by the initial 20-year pension funding schedule developed at the time the fiscal 1998 budget was enacted.

         The fiscal 1999 budget is based on a consensus tax revenue forecast of $14.4 billion, as agreed by both houses of the Legislature and the Secretary of Administration and Finance in May, 1998. The tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal 1999 had the effect of reducing the consensus forecast of $13.41 billion. Tax collections in January 1999 totaled $1.565 billion, an increase of $144.1 million, or 10.1 percent, over January 1, 1998. Year-to-date tax collections through January, 1999 totaled $8.251 billion, an increase of $685.9 million, or 9.1 percent, over the same period in fiscal 1998. On August 19, 1998 the Executive Office for Administration and Finance raised the fiscal 1999 tax estimate by $200 million to $13.61 billion. The year-to-date benchmark range through January, based on the $13.61 annual estimate, was $7.969 billion to $8.146 billion. The fiscal 1999 tax estimate was raised again, to $14.0 billion, in the Governor's budget submission filed on January 27, 1999.

Medicaid

         The Medicaid program provides health care to low-income children and families, the disabled, and the elderly. The program, which is administered by the Division of Medical Assistance (an agency within the Executive Office of Health and Human Services), is 50 percent funded by federal reimbursements. Beginning in fiscal 1999, payments for some children's benefits are 65 percent federally reimbursable under the federal Children's Health Insurance Program (CHIP) for states.

         During fiscal years 1994, 1995, 1996 and 1998, Medicaid expenditures were $3.313 billion, $3.398 billion, $3.416 billion, $3.456 billion and $3.666 billion, respectively. The average annual growth rate from fiscal 1994 to fiscal 1998 was 2.0 percent. Fiscal 1998 Medicaid expenditures increased approximately 6.1 percent from fiscal 1997. This amount includes $165 million for an eligibility expansion of Medicaid benefits to recipients between 100 percent - 133 percent of the federal poverty level and $38.5 million in outpatient medical services to recipients of Emergency Aid to the Elderly, Disabled and Children, transferred to Medicaid from the Department of Transitional Assistance. The Executive Office for Administration and Finance projects fiscal 1999 expenditures to be $3.893 billion, an increase of 6.2 percent over fiscal 1998. This amount includes $340 million in spending attributable to recipients above 100 percent of the federal poverty level through the health care expansion.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review, and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed a substantial reduction in the Medicaid growth rate in expenditures over the last six years. From fiscal 1994 through fiscal 1998, per capital costs have decreased an average of 0.7 percent annually over the five-year period. Beginning in fiscal 1998, the state expanded eligibility for the Medicaid program, resulting in a total of 833,512 members at the end of fiscal 1998 or a 23.3 percent increase over the average caseload of fiscal 1997.

Local Aid

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 1999, approximately 21.5 percent of Massachusetts' budget is estimated to be allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

Litigation

         There are pending in courts within the Commonwealth various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation was pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the

Commonwealth that would affect materially its financial condition.

Year 2000

         In June 1997, the Executive Office for Administration and Finance established a Year 2000 Program Management Office within its Information Technology Division. The purpose of the office is to ensure accurate monitoring of the Commonwealth's progress in achieving year 2000 compliance, i.e., remediating or replacing and redeploying affected systems, as well as to identify risk areas and risk mitigation activities and serve as a resource for all state agencies and departments.

         Legislation approved by the Acting Governor on August 10, 1998 appropriated $20.4 million for expenditure by the Information Technology Division to achieve year 2000 compliance for the six Executive Offices and other departments that report directly to the Governor. This amount, together with previously and subsequently appropriated amounts and expenditures at the departmental level from existing funds, is anticipated to be sufficient to meet most of the remediation efforts for such Executive Offices and departments. The Secretary of Administration and Finance is to report quarterly to the Legislature on the progress being made to address the year 2000 compliance efforts, and to assess the sufficiency of funding levels.

MICHIGAN PORTFOLIO

         The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan personal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Michigan Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Michigan Portfolio are available only to Michigan residents.

         The following is based on information obtained from Michigan Financial Focus, dated March 1999 and the State of
Michigan comprehensive Annual Financial Report dated September
30, 1998.

Economic Climate

         As of 1999 begins, the U.S. economy and consumer confidence remain strong. Forecasts indicate that the national economy will continue to grow, but at a slower rate than its 1998 pace. The gross domestic product is expected to increase at the rate of 2.0 percent in 1999 and 1.9 percent in 2000. Car and light truck sales are expected to remain steady at 15.0 million units sold in 1999 and 14.9 million units sold in 2000. The U.S. unemployment rate is expected to be 4.8 percent in 1999 before rising to 5.1 percent in 2000.

         Michigan's economy will continue to benefit from anticipated moderate growth in employment of 1.6 percent in 1999 and 1.1 percent in 2000. In addition, the year 2000 is expected to be the seventh straight year in which Michigan's unemployment rate will be below the national average. The inflation rate, as measured by the Detroit Consumer Price Index, is projected to be
1.7 percent in calendar year 1999 and 2.1 percent in calendar year 2000.

         Michigan continued to excel in 1998 by setting several records. During the year, more men and women had jobs than at any time in Michigan's history. The unemployment rate continued to set record lows and job growth continued to increase, which is evidenced in the 760,000 jobs that have been created since 1991.

         As a result of continued growth in the state's economy, Michigan personal income is expected to grow 3.8 percent in 1999 and 3.6 percent in 2000. Adjusting for anticipated inflation in Michigan, increases in purchasing power of 2.1 percent and 1.4 percent are expected for 1999 and 2000, respectively.

         The unemployment rate in Michigan averaged 3.8 percent in 1998 while the U.S. average unemployment rate was 4.5 percent. This was the fifth consecutive year that the Michigan unemployment rate has been below the national average. The latest unemployment rate (3.8 percent) was the lowest since the 1970s and the seventh consecutive year that Michigan's employment rate has declined.

Financial Condition

         As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

         The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6 percent. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1995-96.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

         Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

         Total revenue and other sources of funds for general governmental operations for fiscal year 1998 were $32.9 billion. The two largest revenue components include taxes of $20.6 billion and revenues from the federal government comprising another $7.7 billion.

         Expenditures and other uses of funds for governmental operations totaled $32.4 billion, or $3,298 per person, of which $11.5 billion supports K-12 and higher education and $6.8 billion supports health services.

         Michigan's "Rainy Day Fund," formally referred to as the Counter-Cyclical Budget and Economic Stabilization Fund, was established in 1977 to serve as the state's "savings" account. The fund balance has increased from $20 million in 1992 to $1.0 billion today.

         In 1998, $212 million of the fund was transferred to the School Aid Fund, which supports K-12 education throughout the state. This amount was transferred to cover the initial payment of a special education litigation settlement.

         Maintaining a healthy reserve in the Rainy Day Fund improves the state's credit rating, which helps reduce borrowing costs and spurs economic growth. In addition, the fund provides a safeguard to protect critical programs for Michigan's citizens should the state experience an economic downturn.

         The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15 percent of the undedicated revenues received by Michigan during the preceding fiscal year,
(ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

         On August 19, 1993, the Governor of the State signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation.
In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was approved by voters on March 15, 1994. Under Proposal A, the State sales and use tax was increased from 4 percent to 6 percent, the State income tax was decreased from 4.6 percent to 4.4 percent, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16 percent of the wholesale price began to be imposed on certain other tobacco products. A .75 percent real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards can, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead and non-qualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5 percent or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50 percent of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Litigation

         The State is party to various legal proceedings seeking damages, injunctive, or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units, and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable, but such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, in the opinion of the Attorney General of the State and the Department of Management and Budget have a material adverse effect on the State's financial position.

10th Judicial Circuit, et al v. State of Michigan, et al: On August 22, 1994, the Ingham Circuit and Probate Courts, together with the 55th District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County entitled, 30th Judicial Circuit, et al v. Governor, et al for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under MCL 600.9947; MSA 27A.9947, the court funding statute. The 39th Judicial Circuit, et al v. Governor, et al has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10th Judicial Circuit, et al v. State of Michigan, et al (Saginaw Circuit Court No. 94-2936-AA-1/Court of Claims No. 94-15534-CM). Plaintiffs assert that the amount in controversy exceeds 5 million dollars. The case is currently pending final class certification.

Durant v. State of Michigan (Durant II): On May 14, 1998, more than 100 Michigan school districts and individuals filed suit in the Michigan Court of Appeals, asserting that the current version of the State School Aid Act, 1996 PA 142, violates the Headlee Amendment, Const. 1963, Art. 9, Sections 25-34, in much the same manner as prior versions of the act were ruled unconstitutional by the Michigan Supreme Court in Durant v. State Board of Education, 456 Mich. (1977). In their original complaint, the Durant II plaintiffs alleged that the state underfunded the special education, special education transportation, and school lunch programs provided by those school districts during the 1997-1998 and 1998-1999 fiscal years. The Durant II plaintiffs sought declaratory, monetary, and injunctive relief, as well as costs and attorney fees. On June 11, 1998, the Michigan Court of Appeals dismissed this suit on technical grounds, without prejudice however, to the timely filing of a new complaint. On September 29, 1998, the Michigan Supreme Court reversed the June 11, 1998 Order of the Michigan Court of Appeals and remanded Durant II to the Michigan Court of Appeals. The Michigan Supreme Court directed the Michigan Court of Appeals to resolve expeditiously certain issues by the Durant II plaintiffs.

On October 30, 1998, the school districts moved to amend their complaint to challenge the newly-enacted amendments to the State School Aid Act, 1998 PA 339, to add claims for the 1999-2000 fiscal year and to add a new count for mandamus against the state treasurer. On December 2, 1998, the Court of Appeals granted the Durant II plaintiffs' motion to amend the complaint and established a briefing schedule. The case remains pending in the Court of Appeals and is expected to proceed in an expedited fashion.

Year 2000

         The State of Michigan established the Year 2000 Project Office within the Department of Management and Budget with a mission to lead, support, and facilitate achievement of year 2000 compliance throughout the state's executive branch, ensuring uninterrupted service to Michigan's citizens when January 1, 2000, arrives.

         The State identified over 700 critical computer applications, primarily within the executive branch, that are critical to conducting the state's operation and that need to be year 2000 compliant. As of January 1999, the state had validated and tested 94 percent of the critical computer applications including public safety, health safety, tax collections, investment activities, and timely payment of our obligations.

         The legislature appropriated $55.5 million to assist state agencies in obtaining external resources to address year 2000 issues. As of September 30, 1998, the state had expended $18.3 million of the appropriation. The state is committed to ensuring that it is able to correctly process date and/or date-related information prior to, during, and after January 1, 2000.

MINNESOTA PORTFOLIO

         The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Minnesota personal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Minnesota Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Minnesota Portfolio are available only to Minnesota residents.

         The following is based on information obtained from an Official Statement, dated August 23, 1999, relating to
$185,000,000 State of Minnesota General Obligation  State Various
Purpose Bonds and State Refunding Bonds and the Financial Report, dated November 1999, issued by the State (the "Financial
Report").

Economic Climate

         Minnesota's population grew from 4,085,000 in 1980 to 4,725,000 in 1998. The state's population growth rate from 1997 to 1998 was 0.80 percent. In comparison, United States population grew at an annual compound rate of 1.0 percent during this period. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8 percent through 2010.

         In 1998, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

         In the period 1980 to 1990, overall employment growth in Minnesota increased by 17.9 percent, lagging behind the nation, whose growth increased by 20.1 percent. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in both the 1980-1990 and 1990-1998 periods . In the durable goods industries, the State's employment in 1998 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 30.9 percent of the State's durable goods employment was concentrated in 1998, as compared to 19.7 percent for the United States as a whole.

         The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1998, 29.2 percent of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 16.8 percent in paper and allied industries. This compares to 22.3 percent and 8.9 percent, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry.
Printing and publishing is also relatively more important in the State than in the U.S.

         Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand employed in 1979 to 8.1 thousand employed in 1998. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

         Since 1980, State per capita personal income has been within five percentage points of national per capita personal income. In 1998, Minnesota per capita personal income was 102.8 percent of its US counterpart. During the period 1980 to 1990, Minnesota ranked first in growth of personal income and second during the period 1990 to 1998 among the 12 states in the North Central Region. Over the period 1980 to 1990, Minnesota non-agricultural employment grew 20.3 percent while the entire North Central Region grew 14.4 percent. During the 1990-1998 period, Minnesota non-agricultural employment increased 20.2 percent, while regional employment increased 15.0 percent.

         From January 1997 through the first five months of 1999, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.3 percent in 1997 and 2.5 percent in 1998, as compared to the national averages of 4.9 percent and 4.5 percent, respectively. As of May 1999, Minnesota's unemployment rate was 2.0 percent, while the national unemployment rate was 4.0 percent.

Financial Condition

         Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

         In January 1999, the Governor submitted a proposed budget to the legislature for the 1999-2001 biennium (the "Current Biennium"). The proposed budget was based on the November 1998 forecast of Accounting General Fund revenues and expenditures.

         In February 1999, the Department of Finance prepared a revised forecast of revenues and expenditures, and on the basis of this forecast, the Governor provided supplemental budget recommendations to the legislature in March 1999. Legislative hearings were conducted, after which the legislature enacted appropriation and tax bills having the effect of either adopting or modifying the Governor's proposals. The Governor signed into law most of the bills passed by the legislature, and also exercised his authority to veto certain items of appropriation.

         Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

         The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account Balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures.

         The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $622 million.

         A revenue and expenditure forecast for the Current Biennium was prepared in November 1998. Accounting General Fund resources for the Current Biennium were forecast to be $27.625 billion and Accounting General Fund expenditures were forecast to be $22.648 billion, resulting in a projected Unreserved Accounting General Fund balance of $4.977 billion. That balance included a Cash Flow Account of $350 million, a Budget Reserve Account of $613 million, and Dedicated Reserves of $133 million, resulting in a projected Unrestricted Accounting General Fund balance of $3.880 billion.

         On May 8, 1998, the State entered into a settlement of a lawsuit which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204 million to a high of approximately $418 million.

         MinnesotaCare Program. Legislation passed by the 1992 legislature established the MinnesotaCare program to provide subsidized health care insurance for long-term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure that the health care needs of all Minnesotans are being met.

         The program is not part of the Accounting General Fund. A separate account, the Health Care Access Fund, has been established in the State's Special Revenue Fund to account for revenues and expenditures for the Minnesota Care program.
Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals, and permanent taxes including a 2 percent gross revenue tax on hospitals, health care providers and wholesale drug distributors, a 2 percent use tax on prescription drugs and a 1 percent gross premium tax on nonprofit health service plans and HMO's. For calendar years 1998 and 1999, these permanent taxes have been temporarily lowered to 1.5 percent and to zero, respectively.
The provider tax will continue at 1.5 percent until calendar year 2002, while the gross premium tax may be returned to previous levels or revised depending on the Health Care Access Fund's annual fund balance. The Commissioners of Finance and Revenue will determine the necessary tax level, to be effective for calendar year 2000, in September 1999.

         School District Credit Enhancement Program. In 1993, the Legislature established a school district credit enhancement program. Under this program, the state may, in certain circumstances and subject to the availability of funds, issue a warrant and pay debt service coming due on school district obligations. The amounts paid on behalf of any school district are required to be repaid by it with interest either through a reduction of subsequent state-aid payments or, with state approval, by the levy of an ad valorem tax.

         Based upon the amount of certificates of indebtedness and capital notes for equipment and bonds enrolled in the program as of June 1998, during the Current Biennium the total amount of principal and interest coming due as of August 1, 1999 is about $643 million, with the maximum amount of principal and interest payable in any one month being $216 million.

Litigation

         There are now pending against the State legal actions which could, if determined adversely to the State, have a material adverse effect on the State's expenditures and revenues during the Current Biennium.

         Jesse Lee Brown and Ronald Bergeron v. State of Michigan. Plaintiffs are Medicaid and GAMC recipients who suffered tobacco-related illnesses during the period January 1, 1978 and December 31, 1996. Plaintiffs claim rights to a share of the settlement proceeds in State of Minnesota et al. v. Phillip Morris Incorporated, et al. Plaintiffs have claimed that they are entitled to the difference between the amount of the tobacco trial settlement and the amount of moneys expended to treat smoking-related illnesses, but not less than one-third of the end recovery. This would amount to between $2.05 billion and $4.86 billion. The State has moved to dismiss the case for failure to state a claim upon which relief could be granted, and to sanction the attorneys for bringing a frivolous suit. The motion to dismiss was heard on September 16, 1998, and the case is under advisement.

         Eveleth Taconite Company and Eveleth Mines LLC v. Commissioner. Tax Court. The taxpayers in this and four other such cases contend that a 1994 recodification of a 1993 provision allowing a specific exemption for replacement equipment purchased by the taconite industry, without regard to the expansion of a facility (at a time when replacement requirement was otherwise fully taxable), rendered their repair and replacement parts exempt as well. The Commission determined that parts purchased by the taconite industry were subject to a specific reduced rate rather than a complete exemption. The aggregate amount in all of these cases could exceed $10 million dollars.

         Independent School District No. 625, Saint Paul, Minnesota v. State of Minnesota. Ramsey County District Court. The St. Paul School District ("District") commenced a suit in state court against the state of Minnesota, the Legislature, the governor, the Board of Education, and the Department of Children, Families and Learning and its Commissioner claiming that the state has failed to provide sufficient resources to the District to enable it to provide an adequate education to the District's poor and minority students and students in need of special education and English instruction. The complaint seeks declaratory and injunctive relief. While it is impossible at this point to accurately predict the state's exposure in this case, especially since the District has not quantified the additional resources it seeks, it is possible that the state could be ordered to pay in excess of $10 million to the District.

         Minneapolis Branch of the NAACP v. State of Minnesota and Xiong v. State. Hennepin County District Court. In September 1995, the Minnesota Branch of the NAACP and several Minneapolis school children and their parents brought suit in State Court against the state of Minnesota, the Governor, the Treasurer, the Auditor, the Attorney General, the Legislature, various legislators, the state Department of Children, Families and Learning and several of its officials, the state Board of Education and its members, and the Metropolitan Council, claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violation of the Minnesota Constitution. The plaintiffs also claim that the unequal education received by Minneapolis students relative to students in suburban schools violates the Minneapolis students' right to equal protection under the Minnesota Constitution. The Metropolitan Council is no longer a defendant in the plaintiffs' state court action. The suit, which is being brought as a class action, seeks a declaratory judgment that the defendants have violated the law, and injunction requiring them to obey the law and to provide the students an adequate and desegregated education, and an award of attorney fees. It is impossible at this point to estimate the state's exposure in this case especially since the plaintiffs have not articulated the precise relief they are seeking. While the complaint does not request monetary damages, it does request injunctive relief that could force the state to spend a substantial sum of money for additional funding of various items for the Minneapolis schools, and increased busing expenses.
Since the complaint alleges that the segregation of the Minneapolis schools is at least partially the result of housing practices and policies that have caused disproportionate concentrations of poor and minority students in select areas, it is possible that the relief the plaintiff will ultimately request will involve the redistribution of minority and poor families in the Minneapolis/St. Paul metropolitan area. The cost of any such relief, if required to be paid by the state, could exceed $10 million. The district court denied the state's motion to dismiss as to the state and certain principal named defendants but the district court did grant the motion to dismiss as to certain other state officials. The district court denied the plaintiffs' motion for partial summary judgment. The state, in response to the District Court's denial of its motion to dismiss, filed an appeal to and petition for accelerated review by the Minnesota Supreme Court. In January of 1997, the Minnesota Supreme Court dismissed the state's appeal as premature. In May of 1997, the state filed a motion with the district court seeking judgment on the pleadings for lack of subject matter jurisdiction which the district court denied. The parties are also evaluating a possible alternative dispute resolution process. In the meantime, district court proceedings are continuing. The Xiong case, filed in February 1998, also challenges the adequacy of the education provided in the Minneapolis Public Schools. Although the plaintiffs are different, this case is brought by the same attorneys as the NAACP case and alleges essentially the same claims. Some of the claims are now based on events that happened since the filing of the NAACP case. A motion to consolidate the Xiong case with NAACP has been granted.

         Rural America Bank - Ada f/k/a First Bank of Ada, et al.
v. Commissioner of Revenue. Ramsey County District Court. The taxpayer claimed they were entitled to refunds pursuant to the Court's decision in Cambridge State Bank, et al. v. Commissioner of Revenue, 514 N.W.2d 565 (Minn. 1994) in which the Court struck down a provision of the franchise tax law which taxed interest income from federal obligations. The Court of Appeals upheld the District Court's decision that the Commissioner must pay the refunds. The State's potential liability from this test case is estimated to be approximately $25 million.

YEAR 2000

         The State records receipts and makes payments from the State's accounting system. This system is managed by the Commissioner. The Department of Finance acknowledged in 1995 that the State's accounting system was not Year 2000 (Y2K) compliant and that the systems vendor, American Management Systems, Inc. ("AMS"), would deliver a compliant version upgrade in the future. In mid-1997, State technical staff, along with AMS, began a $6.5 million project to install the new compliant version of the accounting software. The State implemented the new software version on November 30, 1998. The testing of the new compliant version to date has been very positive.

NEW JERSEY PORTFOLIO

         The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80 percent of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the New Jersey Portfolio's total assets will be invested in income-producing securities

(including zero coupon securities).  Shares of the New Jersey
Portfolio are available only to New Jersey residents.

         The following is based on information obtained from an Official Statement, dated August 1, 1999, relating to $428,390,000 State of New Jersey General Obligation Bonds, consisting of $349,770,000 State of New Jersey General Obligation Bonds, Refunding Bonds (Series F) (Tax-Exempt) and $78,620,000 General Obligation Bonds, Refunding Bonds (Series G) (Taxable for Federal Income Tax Purposes).

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .51 percent and between 1990 and 1998 the growth rate accelerated to .58 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

         During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth.

         Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services
(20,900) and in wholesale and retail trade (18,000).

         For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity -- high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sections accounted for a 19 percent increase in employment over the past decade compared to a four percent employment growth for all other State industries.

         Personal income in New Jersey, spurred by strong labor markets increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumer and businesses and low interest rates boost housing and consumer durable expenditures. Home building had its best year of the decade.

         Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

         The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3 percent.

         Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

         Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition, and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

         The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of our workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1998, the undesignated fund balances for all funds were projected to be $1.26 billion, an increase of $150.3 million from fiscal year 1997. The undesignated fund balances for all funds are estimated to be $1.11 billion for fiscal year 1999. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, were $11.17 billion for fiscal year 1998 and are estimated to be $11.46 billion in fiscal year 1999.

State Indebtedness

         The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued guaranteed bonds of which $99,519,000 were outstanding as of June 30, 1999. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasure have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1999 there were approximately $571,360,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years, except that pursuant to legislation adopted in June 1999 the amount of such debt has been increased to $900 million for Fiscal Year 2000. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 1999, there were approximately $3,738,030,000 aggregate principal amount of TTFA issues outstanding including $347,655,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT"). To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has authority to issue Economic Recovery Bonds, state Pension Funding Bonds and Market Transition Bonds. The Economic Recovery Bonds have been issued pursuant to legislation earmarked in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey.
The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 1999 there were approximately $224,572,868 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the

"Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1999, the EDA issued $2,797,004,765 aggregate principal amount of State Pension Funding Bonds. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The Market Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transmission facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 1999, there were approximately $640,055,000 aggregate principal amount of Market Transition Bonds outstanding.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 1998 stood at an aggregate principal amount of $658,084,000 Of this total, $372,859,400 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues which will continue to be sufficient to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $298,550,000 and $76,675,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases and intends to defend these suits vigorously. Among them are suit challenging: (a) the State's compliance with the Clear Water Act and Resource Conservation Act at Liberty State Park;
(b) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (c) the State's compliance with the court order in Abbot v. Burke to close the spending gap between poor urban and wealthy school districts; (d) the constitutionality of the State's system of funding for its schools; (e) the use of monies collected under the Fair Automobile Insurance Reform Act of 1990 through assessments on insurers licensed or admitted to write property and casualty insurance in the State; (f) violations of the Americans with Disabilities Act of 1990 and discrimination charges against the State Department of Corrections; (g) the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; (h) Medicaid hospital reimbursement since 1995; (i) efforts to revitalize Atlantic City through the design and construction of a highway and tunnel; (j) the funding mechanisms, including the gross receipts tax, the parking tax and the Atlantic City fund, for the Casino Reinvestment Development Authority; (k) nonpayment of Medicare co-insurance and deductibles by the State Medicaid program from 1988 to February 10, 1995; (l) the Camden country solid waste procurement process; (m) the constitutionality, under the State constitution, of the "family cap" provisions of the State Work First New Jersey; and (n) the $10 per adjusted hospital admission charges imposed by New Jersey law.

YEAR 2000

         A well-established standard in the computer industry governing traditional programming practices is expected to result in many computer systems being unable to recognize dates beyond the year 1999. As a result, computers worldwide may begin to malfunction by producing erroneous data or failing completely as the year 2000 draws near. The State has implemented a plan to address the Year 2000 data processing problem and to ensure the continuation of government operations into the Year 2000 and beyond. Planning for the Year 2000 commenced in 1997 with the requirement that the various State departments submit comprehensive three year action plans identifying all Year 2000 impacts, strategies and timeframes for addressing these impacts and estimates of cost. In addition, external parties have been requested to submit their plans for addressing the Year 2000 problem in order to fulfill their contractual and fiduciary responsibilities to the State.

         As of May 31, 1999, the testing, validation and implementation of 83 percent of all centrally maintained State systems was complete. Departmental systems are in varying stages of implementation. The total estimated cost to the State to achieve Year 2000 compliance is $120 million of which approximately $81.1 million of expenditures were incurred as of May 31, 1999.

OHIO PORTFOLIO

         The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Ohio personal income tax. As a matter of fundamental policy, at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Ohio Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Ohio Portfolio are available only to Ohio residents.

         The following is based on information obtained from an Official Statement, dated September 15, 1999, relating to $120,000,000 State of Ohio Full Faith and Credit, General Obligation Infrastructure Improvement Bonds, Series 1999.

Economic Climate

         Ohio's 1998 estimated population of 11,209,500 ranked Ohio seventh among the states in population. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (municipalities with populations under 5,000) in Ohio. Six cities have population of over 100,000 and 19 over 50,000.

         The greatest growth in Ohio's employment in recent years, consistent with national trends, has been in the non-manufacturing area. In 1997 Ohio ranked seventh in the nation with an estimated $320.5 billion in gross state product, (estimated to be $341 billion in 1998); was third in manufacturing with a value of $83.9 billion and second in durable goods with a value of $54.8 billion. Manufacturing was 26.2 percent of Ohio's gross state product, compared to 18.0 percent of that total being from the service sector. Ohio is the eighth largest exporting state, with 1998 merchandise exports totaling an estimated $27.1 billion. In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy.

         Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1998 revenues reported in 1999 by Fortune, 27 had headquarters in Ohio, placing Ohio tied for fifth as a corporate "headquarters" state.

         Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through the summer of 1993 after a slight decrease early in 1992, then decreased slightly, and reached a new high in 1998. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employees approximately 80 percent of all non-agricultural payroll workers in Ohio.

Financial Condition

         Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State Constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000. The Governor has the power to issue orders to State agencies that will prevent their expenditures and incurred obligations from exceeding available revenue receipts and balances, if he ascertains that such revenue receipts and balances for a current fiscal year will in all probability be less than the appropriations for such year.

The last complete fiscal biennium (1998-99) ended  with a General
Revenue Fund ("GRF") fund balance of $976,778,000.

         Most State operations are financed through the GRF with personal income and sales-use taxes being the major GRF sources. State statutory provisions provide for the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies by permitting the adjustment of payment schedules. The State does not do external revenue anticipation borrowing.

         The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10 percent of GRF revenues for the then preceding fiscal year. The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months in Fiscal Year 1992 (the highest being $743,140,000) to four months in Fiscal Years 1995 and 1997 (the highest being $565,741,000). The GRF had cash flow deficiencies in five months in Fiscal Year 1998 (the highest being $742,059,000), and in six months in Fiscal Year 1999 (the highest being $497,677,000).

         Cash flow deficiencies have been and are expected by OBN to be within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated cash flow deficiencies in later months of a Fiscal Year, significantly assisting in producing the positive year-end GRF balances.

Schools

         The Ohio Supreme Court concluded in a March 1997 decision that major aspects of the State's school funding system are unconstitutional because the system permits spending disparities among districts. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive corrective actions by the legislature. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. As part of its response, the General Assembly has increased State funding for public schools.

         Under the current financial structure, local school districts in Ohio receive a major portion (state-wide aggregate for Fiscal Year 1998 was approximately 47 percent of their operating moneys from State subsidy appropriations (the primary portion known as the Foundation Program) distributed in accordance with statutory formulas that take into account both
local needs and local taxing capacity   School districts also
rely heavily upon receipts from locally voted taxes. A number of the State's 611 public and 49 joint vocational school districts have in any year required special assistance to avoid year-end deficits. A current program provides for individual district local borrowing, with direct application of certain subsidy distributions to repayment, if needed.

         New legislation addresses larger school districts with financial difficulties. The legislation is similar in application to that employed with respect to municipalities, as discussed below. It has been applied to five districts and nine have been placed on a preliminary "fiscal watch" status.

Municipalities

         Ohio's incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive certain State subsidies and reimbursements distributed by the State. Procedures have been established for those few cities and villages that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and villages. The situations in 10 cities and 10 villages have been resolved and the procedures terminated. Only the cities of East Cleveland and Uhrichsville and four villages remain under the procedure. No municipalities are currently on preliminary "fiscal watch" status. A recent amendment to the fiscal emergency legislation extended its potential application to counties and townships.

         At present Ohio itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The State Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1 percent of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

Litigation

         The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

Year 2000

         Major offices of the State have had under way efforts and programs to identify and assess, and remediate when necessary, potential Year 2000 problems, including those relating to data processing systems and other systems and equipment critical to continued and uninterrupted State agency operations. In addition to significant review and activity undertaken by OBM, and the State Treasurer and State Auditor offices, a Year 2000 Competency Center has been operating in the Division of Computer Services in the Department of Administrative Services, serving cabinet-level agencies.

PENNSYLVANIA PORTFOLIO

         The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Pennsylvania personal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Pennsylvania Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

         The following was obtained from an Official Statement, dated October 1, 1999, relating to the issuance of $397,000,000

Commonwealth of Pennsylvania General Obligation Bonds, Second
Series of 1999.

Economic Climate

         The Commonwealth of Pennsylvania is the fifth most populous state. Pennsylvania historically was identified as a heavy industry state, although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the services sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

         Non-agricultural employment in Pennsylvania over the ten years ending in 1998 increased at an annual rate of 0.75 percent. This rate compares to a 0.29 percent rate for the Middle Atlantic region and 1.72 percent for the U.S. during the period 1989 through 1998. For the five years ending with 1998, employment in the Commonwealth has increased 7.0 percent. The growth in employment experienced in Pennsylvania during this period is higher than the 2.7 percent growth in the Middle Atlantic region.

         Non-manufacturing employment in Pennsylvania has increased in recent years to 82.8 percent of total employment in 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.2 percent of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for
32.3 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

         Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of August 1999, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.5 percent, compared to 4.2 percent for the United States.

         Personal income in the Commonwealth for 1998 was $321.5 billion, an increase of 4.1 percent over the previous year.

During the same period, national personal income increased at a rate of 5.0 percent. Based on the 1998 personal income estimates, per capita income for 1998 is at $26,792 in the Commonwealth, compared to per capita income in the United States of $26,412.

Financial Condition

         Pennsylvania utilizes the fund method of accounting. The General Fund, the Commonwealth's largest and principal operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. Since 1984 the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles (GAAP).

Fiscal 2000 Budget (Budgetary Basis)

         The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending from Commonwealth revenues of $19,016.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. Funds to cover the $361.6 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8 percent over the spending authorized for fiscal 1999 of $18,367.5 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

         The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4 percent rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain quite moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the

U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8 percent over fiscal 1999 receipts. Tax revenues are expected to rise by
3.2 percent, led by a 11 percent increase in the gross receipts tax. This large increase represents the receipt of the revenue neutral reconciliation charge enacted as a part of the electric deregulation legislation in 1996 that is intended to cover tax revenue losses to Pennsylvania from electricity deregulation.
The structure of the revenue neutral reconciliation charge causes it to recover revenue losses with an approximate one year lag. Projected increases for the sales and use tax and the personal income tax are estimated at 3.2 percent and 3.3 percent respectively. Non-tax Commonwealth revenues are estimated to total $324 million, a l7.4 percent reduction from fiscal 1999. The largest items accounting for the reduction are lower receipts from sale of state property and lower investment earnings.

         Appropriations from Commonwealth funds increase by 3.8 percent over fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the 2.9 percent average include corrections (4 percent), basic education (3 percent), special education (6.2 percent), and medical assistance (6.1 percent).

         The fiscal 2000 budget continues the Governor's emphasis on tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions and their estimated fiscal 2000 General Fund cost are:
(i) reduce the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1 million to $2 million ($35.5 million); (v) increase the weighting from 50 percent to 60 percent of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); and (vi) restructure the public utility realty tax ($54.6 million); and (vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999 except for the repeal of gross receipts tax on natural gas companies which is to be effective when the state gas utility industry is deregulated. The retroactive nature of tax reductions did not affect fiscal 1999 revenues, but is expected to result in a fiscal 2000 revenue reduction that is expected to be higher than that estimated to occur in fiscal 2001 from these tax changes.

Fiscal 1999 Financial Results (Budgetary Basis)

         The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve
Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998.

         Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year.
The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4 percent) above estimate. Non-


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

tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4 percent) above estimate. The major components of the enacted tax reductions and their estimated fiscal 1999 cost were: (i) reduce the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); (ii) increase the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (iii) eliminate personal income tax on gains from the sale of an individual's residence ($30.0 million); (iv) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (v) expand various sales tax exemptions ($40.4 million); and (vi) reduce various other miscellaneous items ($23.2 million).

         Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (v) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200 million was appropriated for general obligation debt service that will be available for possible use to retire outstanding debt; $59 million to accrue the fourth quarter Commonwealth contribution to the School Employees' Retirement System; and $90 million for the Public Welfare department to pay additional medical assistance costs anticipated to occur in fiscal 1999. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2 percent increase over fiscal 1998 appropriations. Appropriation lapses of $222.6 million and additional Commonwealth revenues above budget estimates provided the funding for the additional appropriations. Appropriation lapses in fiscal 1998 and 1997 were $161.8 million and $200.6 million respectively.



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

         Reserves for tax refunds for fiscal 1999 were raised during the fiscal year to $644.0 million, a $39.2 million increase over the budget as enacted. Reserves for tax refunds for fiscal 1999 are $266.0 million below the reserve established for fiscal 1998.

Fiscal 1998 Financial Results (Budgetary Basis)

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than
budgeted were responsible for the increase.   Transfers to the
Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget.
With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represent 3.7 percent of fiscal 1998 revenue.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.0 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase although receipts from non-motor vehicle sales were 0.7 percent below estimate. Sales tax receipts on motor vehicle sales were above estimate and offset the shortfall in non-motor vehicle sales tax receipts. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax, which were over estimate by 7.8 percent and 2.7 percent respectively. Receipts from the utility property tax, a state corporate tax, were below estimate by $102.3 million or 30.8 percent. This shortfall was due in large part to the recent deregulation of the electric industry in Pennsylvania. Utility property revenues support in-lieu of property tax payments to school districts and local municipalities in Pennsylvania. Non-tax revenues were $27.5


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

million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

         Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5 percent. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999.

         Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations. Of the total fiscal 1998 supplemental appropriations, an amount of $111.6 million was made to the Department of Public Welfare, mostly for the medical assistance program.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990
Census.

         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 15, 1999.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in special revenue bonds outstanding as of June 30, 1999. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.


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

Commonwealth Debt

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Net outstanding general obligation debt totaled $4,924.5 million at June 30, 1999, a decrease of $197.0 million from June 30, 1998. Over the 10-year period ending June 30, 1999, total outstanding general obligation debt increased at an annual rate of 0.5 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 0.6 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         On September 28, 1978 the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

         The Commonwealth's Office of Attorney General and its Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified certain cases as ones where an adverse decision may have a material effect on government operations of the Commonwealth and, consequently, the Commonwealth's ability to pay debt service on its obligations.

         The following are certain significant cases pending against the Commonwealth:

         Dom Giordano v. Tom Ridge, Governor, et. al.


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

         In February 1999, Dom Giordano, a taxpayer of the Commonwealth of Pennsylvania, filed a petition for review requesting that the Commonwealth Court of Pennsylvania declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (enacted by Act 1999-1) violates Article VIII, Sections 7 & 8, of the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner's action with prejudice. The petitioner has appealed the Commonwealth Court's ruling to the Supreme Court.

         Powell v. Ridge

         In March 1998, suit was brought in federal court challenging the Commonwealth's system for funding public education as violating the Civil Rights Act of 1964 in that it has the effect of discriminating on the basis of race. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future, to award counsel fees and costs, and to grant such other relief as the court might find just and proper.

         The court ultimately found that the plaintiffs had failed to state a claim under the applicable statutes and dismissed the action in its entirety with prejudice. An appeal is expected. In August 1999, the U.S.Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator-intervenors have filed petitions for writ of certioria with the Supreme Court.

         County of Allegheny v. Commonwealth of Pennsylvania

         In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

         The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative


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

Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On April 22, 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12 million for funding county court administrators. This appropriation was designed to enable the Commonwealth to implement Phase I. Release of the funding was delayed until substantive legislation could be enacted to facilitate the employees' transfer to State employment. A similar appropriation was made by the General Appropriation Act of 1999. Thereafter, on June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

         Bank Shares Tax Litigation

         In November 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. In 1995 Fidelity and the Commonwealth agreed to a settlement of the issues raised by Fidelity. Under a separate Settlement Agreement the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in an appeal to the Pennsylvania Supreme Court.

         Other banks have also filed petitions that are currently pending with the Commonwealth Court. One of these banks, Royal Bank of Pennsylvania, has filed a Stipulation of Acts with the Court and in effect is proceeding forward on behalf of all the other banks. These appeals raise the issues that were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court. In January 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions. On July 30, 1998, the Commonwealth Court, en banc, denied those exceptions. On May 25, 1999, the Pennsylvania Supreme Court affirmed per curium the Commonwealth Court's decision and order. No petition for certiorari was filed. Therefore, the Royal Bank litigation has ended. However, the vast majority of the remaining banks have exceptions pending before the Commonwealth Court or appeals pending before the Pennsylvania Supreme Court.
         Pennsylvania Association of Rural and Small Schools
         ("PARSS") v. Ridge

         In 1999, an association of rural and small schools, several individual school districts, and a group of parents and


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

students, filed suit against the Governor and the Secretary of Education. The litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been stayed indefinitely, pending resolution of the state court case.

         Commonwealth Court held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania
Constitution.  On October 1, 1999, the Supreme Court of
Pennsylvania affirmed the Commonwealth Court's decision. The parallel federal action remains pending.This litigation challenges the constitutionality of the

         Yesenia Marrero, et al. v. Commonwealth, et al.

         In February 1997, five residents of the City of Pennsylvania, on their own behalf and on behalf of their school-aged children, jointed by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, ASPIRA, Inc. of Pennsylvania and the Philadelphia Branch of the NAACP, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education and the Secretary of Education.

         Citing the Education Clause of the Constitution of Pennsylvania, as well as provisions of the Declaration of Rights under the Pennsylvania Constitution, the petitioners claim, Inter alia, that Pennsylvania's "statutory education financing system is unconstitutional as applied to the School District [of Philadelphia]"; that "[t]he system of funding public education violates the constitutional mandate to provide a thorough and efficient system of public education in the City [of Philadelphia]"; that "[t]he scheme for financing public education precludes the Commonwealth from providing the constitutionally required 'thorough and efficient system of public education' in the circumstances faced by the School District [of Philadelphia]"; and that "Defendants have failed to provide the School District [of Philadelphia] with the resources and other assistance necessary to provide all of its students with the quality of education to which they are [c]onstitutionally entitled." In March 1998, Commonwealth Court dismissed the case on the grounds that the issues presented are not justiciable. On October 1, 1999 the Supreme Court of Pennsylvania affirmed Commonwealth Court's order.


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

         Pennsylvania Human Relations Commission v.School
         District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

         In November 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

         In February 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to supply such funding as is necessary for full compliance with the remedial Orders of the Commonwealth Court.
In addition, a group of intervenors filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

         By order dated April 30, 1996, Judge Doris A. Smith of Commonwealth Court overruled the Commonwealth's and the City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right to indemnity or contribution against the City.

         The Supreme Court of Pennsylvania assumed extraordinary plenary jurisdiction. In May 1999, the Supreme Court of Pennsylvania directed that the Commonwealth, the Governor, the City of Philadelphia and the Mayor of Philadelphia be dismissed from the case. The Court then remanded the original matter -- an enforcement action by the Pennsylvania Human Relations Commission against the School District of Philadelphia to eliminate racial de facto segregation in the public school system -- to Commonwealth Court for further proceedings. No appeal has been filed or is expected. Thus, the Commonwealth and the Governor are no longer parties to this case.

         Ridge v. State Employees' Retirement Board

         In 1993 and in 1995, Joseph H. Ridge, former judge of the Allegheny Court of Common Please filed suit in the Commonwealth Court alleging that the State Employees' Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 services violates Article 1,
Section 26 (equal protection) and Article 1, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the State Employees' Retirement Board would be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivor annuitants.

         The Commonwealth Court granted the State employees' Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages other than a recalculation of his pension benefits should he prevail. In 1996, the Commonwealth Court heard oral argument en banc, denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.
         Rite Aid of Pennsylvania, Inc. v. Houston

         In March 1997, Rite Aid of Pennsylvania, Inc. (Rite Aid) filed in the U.S. District Court for the Eastern District of Pennsylvania a civil action against the Secretary of Public Welfare (Secretary). In its complaint, Rite Aid alleged that in promulgating regulations on October 1, 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid), the Secretary violated various provisions of Title XIX of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process.

         In August 1998, the District Court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of section 1396(a)(30)(A) of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the



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

revised rates were consistent with the statutory standards of efficiency, economy, and quality of case.

         The Secretary appealed the District Court's orders. On March 22, 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's order and remanded for further proceedings. The Court of Appeals held that the Secretary had not violated the Medicaid Act in adopting rates in 1995, but the court remanded the case to allow the plaintiffs to pursue any claim which they might have that the rates substantively do not satisfy the statutory standard prescribed by 42 U.S.C. Section 1396(a)(30)(A).

         The case is pending in the District Court. No substantial proceedings have occurred there since the remand. In addition, a case raising State law issues is pending in Commonwealth Court.

Year 2000

         The Governor has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000 compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data. The projected cost of the Commonwealth's year 2000 modification work is $39.5 million and is being paid from appropriations from current revenues.

         The Office of Administration's Office for Information Technology is responsible for monitoring the progress of state agencies in meeting the Governor's Year 2000 Action Plan. While state agencies are making reasonable efforts to address potential year 2000 impacts, there can be no guarantee that all of the Commonwealth's mission-critical and non-mission critical computer programs will be free from year 2000 related problems and that a material adverse impact on Commonwealth operations or finances will be avoided as a result.

VIRGINIA PORTFOLIO

         The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt


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

from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 65 percent of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80 percent of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65 percent of the Virginia Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Virginia Portfolio are available only to Virginia residents.

         The following is based on information obtained from an Official Statement, dated November 1, 1999, relating to
$91,770,000 Virginia Public School Authority, School Financing
Bonds (1997 Resolution) Series 1999 B.

Economic Climate

         The Commonwealth's 1998 population of 6,791,300 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,700 square miles of land area, its 1998 population density was 170 person per square mile, compared with 73 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions- -a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. MSA. This is the fastest growing metropolitan area in the Commonwealth and had a 1998 population of 2,041,900. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.




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

         According to the U.S. Department of Commerce, Virginians received over $176 billion in personal income in 1997. This represents a 66.9 percent increase over 1988 while the nation as a whole experienced a gain of 66.3 percent for the same period. In 1997, Virginia had per capita income of $26,109, the highest of the Southeast region and greater than the national average of $25,288. Virginia's per capita income rose from 94 percent to 103 percent of the national average from 1970 to 1997. From 1988 to 1997, Virginia's 4.7 percent average rate of growth in personal per capita income was slightly less than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 30.9 percent of nonagricultural employment in 1998, and has increased by 23.3 percent from 1994-1998, making it the fastest growing sector in the Commonwealth. Manufacturing is also a significant employment sector, accounting for 12.2 percent of nonagricultural employment in 1998. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector increased 0.2 percent from 1994 to 1998.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1997, an average of 4.0 percent of Virginia's citizens were unemployed as compared with the national average which was 4.9 percent.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong



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

to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1999, $361,471,000 was on deposit in the Revenue Stabilization Fund.
Of the General Fund Balance on June 30, 1999, $194,135,000 is reserved but not deposited into the Revenue Stabilization Fund. This reserved amount is required to be deposited in fiscal year 2000.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         On December 19, 1997, the Governor presented to the General Assembly the 1998-2000 Budget Bill for the 1998-2000 biennium. The 1998-2000 Budget Bill presented about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on the personal use vehicles valued up to $20,000 and a proposal to eliminate the


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

sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

         On January 26, 1998, the incoming Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 classrooms ($35.1 million) and to eliminate the personal property tax on personal use vehicles valued up to $20,000 ($233.2 million). His amendment also made minor adjustments, many of them based on updated information available after the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, correct accounting for interest earnings, and elimination of an unneeded Lottery Special Reserve.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, included $447 million for personal property tax relief and $80.8 million for local school construction and repair. The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act. This Act was amended by action of a Special Session of the 1999 General Assembly, which convened on April 23, 1998.

         Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims for overpaid taxes. In 1995 and 1996, the General Assembly


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

passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $66 million payable in respect of the settlement. This final payment was originally scheduled to be paid on March 31, 1999. During the 1998 Session of the General Assembly, legislation was approved providing for the early payment of the remaining balance on September 20, 1998, (subject to appropriation) and providing that the undesignated and unreserved general fund balance is met on August 15, 1998. Since such balances were not met, a special installment payment of 52.8592 percent of the remaining balance (approximately $34.88 million) was made on September 30, 1998 with payment of the final balance ($31.1 million) made on March 31, 1999.

Year 2000

         Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, these programs could fail or create erroneous results by or at the Year 2000. On December 1, 1996, the Governor through Executive Memorandum 2-96, established the Century Date Change Initiative (CDCI) within the Commonwealth to resolve computer problems associated with the arrival of the Year 2000. As of June 30, 1998, the Commonwealth had incurred approximately $682 million in Year 2000 related costs and it was estimated by the CDCI Project office that approximately $96.3 million of additional costs would be required to complete the assessment, remediation, testing, validation and implementation of systems to ensure Year 2000 compliance. As of December 31, 1998 the Commonwealth had incurred approximately $969 million in Year 2000 related costs and it was estimated by the CDCI Project Office that approximately $87.7 million of additional costs would be required to ensure Year 2000 compliance.






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

Additional Investment Policies

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. (the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an


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

applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody"), Standard & Poors Rating Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelp") and Fitch IBCA, Inc. ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce


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

higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.
The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P, Duff & Phelps or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be


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

introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected.
Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract


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

will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise


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

price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be


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

exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices -Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the

Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled


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

to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of


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

Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.



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

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.




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

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar value of equity securities. See "Financial Highlights" in the Prospectus for the portfolio turnover rates of each Portfolio.

         Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P, Duff & Phelps or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of


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

credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which


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

more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

              (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest an principal as the issuer);

              (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

              (3) Make short sales of securities, maintain a short position or purchase securities on margin;

              (4) Participate on a joint or joint and several basis in any securities trading account;

              (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be


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

                   repaid before any subsequent investments are made;

              (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and (iii) entering into repurchase agreements;

              (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

              (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

              (9)  Write put and call options except in
                   accordance with its investment objective and policies; or

              (10) Purchase or sell real estate.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         The Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented the assets of investment companies). As of December 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 105 separate investment portfolios, currently have approximately 5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.* Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin
____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.


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

& Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $-0-, $69,000, $69,000, $-0-, $-0-,
$69,000, $69,000, $69,000 and $-0- in respect of such services during the fiscal year of the Fund ended in 1999 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

         Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed on an annual basis the amounts set forth in the prospectus.

         For the fiscal year ended September 30, 1997, advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $85,933,
$413,941, $97,045, $91,349, $117,961, $464,240, $290,778,
$421,262 and $49,263.  Of such amounts, $350,299, $97,045,

$91,349, $117,961, $323,542, $290,778, $242,697, and $49,263 was
waived by the Adviser.

         For the fiscal year ended September 30, 1998, advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $188,200, $533,325, $248,200, $135,408, $148,899, $520,692, $358,606,
$495,591 and $105,442.  Of such amounts, $184,639, $401,919,
$260,454, $135,408, $148,899, $334,961, $286,646, $214,644 and
$105,442 was waived by the Adviser.

         For the fiscal year ended September 30, 1999, advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $361,666, $1,026,151, $604,352, $203,931, $196,871, $726,481, $539,593,
$755,932 and $350,775.  Of such amounts, $282,649, $674,741,
$495,867, $148,898, $196,871, $431,754, $454,227, $286,615 and
$350,775 was waived by the Adviser.

         The Advisory Agreement became effective on May 12, 1993 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on May 12, 1993, and by each Portfolio's initial shareholder on May 12, 1993.

         The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a vote of a majority of the outstanding voting securities of each Portfolio or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio for another annual term at their meeting held on July 14, 1999.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc. and The Alliance Portfolios, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA,**  54, is the President, Chief Operating
Officer and a Director of ACMC, with which he has been associated since prior to 1995.

         RUTH BLOCK, 68, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance
Society of the United States.  She is a Director of Ecolab
Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is 75 Briar Woods Trail, Stamford,
Connecticut, 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC, until 1994. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 57, is President of Historic Hudson
Valley (historic preservation) since prior to 1995. Previously he was a Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, Jr., 67, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he has been associated since prior to 1995. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 75, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1995. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, NJ 08540.


____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is senior counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the City of New York from 1977 to 1995.
His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN, 42, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1995.

         WAYNE D. LYSKI, 58, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1995.

         KATHLEEN A. CORBET, 39, Senior Vice President, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Previously, she headed Equitable Capital Management Corporation's fixed income management department since prior to 1995.

         WILLIAM E. OLIVER, 46, Vice President, has been a Vice
President of ACMC since prior to 1995.

         DAVID M. DOWDEN, 34, Vice President, is a Vice President of ACMC, with which he has been associated since prior to 1995.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         TERRANCE T. HULTS, 33, Vice President, is Vice President of ACMC, with which he has been associated since prior to 1995.

         EDMUND P. BERGAN, JR., 49, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributor,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, 38, Assistant Secretary, is Vice
President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice


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

President and Counsel of Concord Financial Holding Corporation since prior to 1995.

         ANDREW L. GANGOLF, 45, Assistant Secretary, has been a
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         MARK D. GERSTEN, 49, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of AFS with which he has been associated since prior to 1995.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1999 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those funds) in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.

                                                  Total Number
                                                  in Investment Total Number
                                                  Company       of Investment
                                                  Funds in      Portfolios
                                                  the Alliance  within the
                                    Total         Fund Complex, Funds,
                                    Compensation  Including the the Fund, as
                                    from the      Fund, as to   Including
                                    Alliance      which the     to which
                      Aggregate     Fund Complex, Trustee is    the Trustee
                      Compensation  Including     a Director    is a Director
Name of Trustee       from the Fund the Fund      or Trustee    or Trustee

John D. Carifa              -0-           -0-         50             103
Ruth Block               $3,733      $154,263         38              80
David H. Dievler         $3,845      $210,188         45              87
John H. Dobkin           $3,845      $206,488         42              84
William H. Foulk, Jr.    $3,848      $246,413         45              98
Dr. James M. Hester      $3,850      $164,138         39              81
Clifford L. Michel       $3,850      $183,388         39              83
Donald J. Robinson       $3,098      $154,313         41              92

______________________
         As of January 5, 2000, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


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

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the fiscal year ended September 30, 1999, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $90,011, $201,093, $116,339, $30,935, $25,126, $77,731, $56,225, $144,368 and
$53,553, respectively, which constituted approximately .30% of each portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,847,052. Of the $5,642,433 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $342,536 was spent on advertising, $65,851 on the printing and mailing of prospectuses for persons other than current shareholders, $1,933,647 for compensation to broker-dealers and other financial intermediaries (including, $891,441 to the Fund's Principal Underwriter), $1,057,171 for compensation to sales personnel and $2,243,228 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended September 30, 1999, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $211,334, $579,037, $330,332, $118,090, $146,798, $598,368, $457,799,
$489,744 and $295,978, respectively, which constituted approximately 1.00% of each portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $7,887,750. Of the $11,115,230 paid by the Fund and the Adviser with respect to the Class B shares under the

Agreement, $361,623 was spent on advertising, $75,106 on the printing and mailing of prospectuses for persons other than current shareholders, $7,959,761 for compensation to broker-dealers and other financial intermediaries (including, $954,006 to the Fund's Principal Underwriter), $662,016 for compensation to sales personnel, $1,650,629 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $406,095 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended September 30, 1999, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $67,296, $392,495, $248,837, $105,082, $84,442, $304,898, $218,133,
$238,521 and $86,751, respectively, which constituted approximately 1.00%, of each portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $2,406,534. Of the $4,152,989 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $194,582 was spent on advertising, $33,232 on the printing and mailing of prospectuses for persons other than current shareholders, $2,667,852 for compensation to broker-dealers and other financial intermediaries (including, $506,363 to the Fund's Principal Underwriter), $322,199 for compensation to sales personnel, $875,734 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $59,390 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

Fund          Class B       Class B           Class C      Class C
                            (as a percentage               (as a percentage
                            of the net assets               of the net assets
                            of Class B)                     of Class C)
______________________________________________________________________________

Arizona       $1,956,413         9.3%         $  411,760    6.1%
Florida       $2,846,389         4.9%         $1,586,538    2.7%
Massachusetts $2,161,884         6.5%         $1,128,353    4.5%
Michigan      $1,406,873        11.9%         $1,254,875   11.9%
Minnesota     $1,789,761        12.2%         $1,106,874   13.1%
New Jersey    $3,427,343         5.7%         $1,244,916    4.1%
Ohio          $2,804,973         6.1%         $1,215,073    5.6%
Pennsylvania  $2,546,313         5.2%         $1,113,897    4.7%
Virginia      $2,707,431         9.1%         $  575,874    6.6%

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used



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

to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement for another annual term at their meeting on July 14, 1999.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares contingent deferred sales charge. For the fiscal year ended September 30, 1999, the Fund paid AFS $329,305 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares --How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of a Portfolio either through selected dealers, agents, financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern Time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements --Class A, Class B and Class C Shares***

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on
____________________

*** Advisor Class shares are sold only to investors described above in this section under "--General."

Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended September 30, 1999, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $1,322,232; the Minnesota Portfolio were $219,812; the New Jersey Portfolio were $519,472; the Ohio Portfolio were $437,246; the Pennsylvania Portfolio were $717,781; the Michigan Portfolio were $276,308; the Massachusetts Portfolio were $489,671; the Virginia Portfolio were $871,037; and the Arizona Portfolio were $623,114; of that amount, the Principal Underwriter, received the amount of $56,932 for the Florida Portfolio; $6,975 for the Minnesota Portfolio; $17,643 for the New Jersey Portfolio; $17,040 for the Ohio Portfolio; $7,843 for the Pennsylvania Portfolio; $122,277 for the Michigan Portfolio; $36,411 for the Massachusetts Portfolio; $33,074 for the Virginia Portfolio and $3,796 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1999, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $39,825 for the Florida Portfolio; $11,382 for the

Minnesota Portfolio; $70,246 for the New Jersey Portfolio; $52,549 for the Ohio Portfolio, $49,284 for the Pennsylvania Portfolio, $17,666 for the Michigan Portfolio, $45,353 for the Massachusetts Portfolio, $36,018 for the Virginia Portfolio and $33,429 for the Arizona Portfolio. During the fiscal year ended September 30, 1999, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $20,482 for the Florida Portfolio; $2,941 for the Minnesota Portfolio; $7,142 for the New Jersey Portfolio; $12,623 for the Ohio Portfolio; $4,135 for the Pennsylvania Portfolio; $5,242 for the Michigan Portfolio; $17,435 for the Massachusetts Portfolio; $9,839 for the Virginia Portfolio and $2,509 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1998, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $921,302; the Minnesota Portfolio were $161,228; the New Jersey Portfolio were $302,725; the Ohio Portfolio were $307,343; the Pennsylvania Portfolio were $481,173; the Michigan Portfolio were $150,208; the Massachusetts Portfolio were $465,051; the Virginia Portfolio were $338,750; and the Arizona Portfolio were $431,719; of that amount, the Principal Underwriter, received the amount of $36,819 for the Florida Portfolio; $5,086 for the Minnesota Portfolio; $12,544 for the New Jersey Portfolio; $5,272 for the Ohio Portfolio; $24,654 for the Pennsylvania Portfolio; $6,064 for the Michigan Portfolio; $18,390 for the Massachusetts Portfolio; $12,520 for the Virginia Portfolio and $16,215 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1998, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $22,273 for the Florida Portfolio; $17,153 for the Minnesota Portfolio; $28,616 for the New Jersey Portfolio; $19,687 for the Ohio Portfolio, $13,516 for the Pennsylvania Portfolio, $7,111 for the Michigan Portfolio, $11,227 for the Massachusetts Portfolio, $3,440 for the Virginia Portfolio and $11,605 for the Arizona Portfolio. During the fiscal year ended September 30, 1998, the Principal Underwriters received in contingent deferred sales charges, with respect to Class C redemptions $3,420, for the Florida Portfolio; $1,704 for the Minnesota Portfolio; $4,182 for the New Jersey Portfolio; $2,362 for the Ohio Portfolio; $1,570 for the Pennsylvania Portfolio; $103,431 for the Michigan Portfolio; $8,754 for the Massachusetts Portfolio; $541 for the Virginia Portfolio and $706 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1997, the aggregate amount of underwriting commissions payable with


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

respect to shares of the Florida Portfolio were $179,295; the Minnesota Portfolio were $76,848; the New Jersey Portfolio were $200,989; the Ohio Portfolio were $136,379; and the Pennsylvania Portfolio were $166,634; $4,431 for the Michigan Portfolio; $152,917 for the Massachusetts Portfolio; $166,692 for the Virginia Portfolio; and $197,939 for the Arizona Portfolio. Of that amount, the Principal Underwriter, received the amount of $6,676 for the Florida Portfolio; $2,259 for the Minnesota Portfolio; $6,728 for the New Jersey Portfolio; $-0- for the Ohio Portfolio; $6,672 for the Pennsylvania Portfolio; $3,231 for the Michigan Portfolio; $6,544 for the Massachusetts Portfolio; $2,344 for the Virginia Portfolio; and $8,550 for the Arizona Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1997, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $24,195 for the Florida Portfolio; $10,660 for the Minnesota Portfolio; $51,440 for the New Jersey Portfolio; $23,986 for the Ohio Portfolio, $19,985 for the Pennsylvania Portfolio, $4,700 for the Michigan Portfolio, $5,545 for the Massachusetts Portfolio, $6,835 for the Virginia Portfolio and $26,432 for the Arizona Portfolio. During the fiscal year ended September 30, 1997, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $1,137 for the Florida Portfolio; $1,172 for the Minnesota Portfolio; $2,401 for the New Jersey Portfolio; $2,176 for the Ohio Portfolio; $1,087 for the Pennsylvania Portfolio; $2,053 for the Michigan Portfolio; $2,193 for the Massachusetts Portfolio; $187 for the Virginia Portfolio and $1,329 for the Arizona Portfolio.


Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.















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                          Sales Charge

                                                     Discount or
                                                     Commission
                                       As % of       to Dealers
                         As % of       the           or Agents
                         Net           Public        As % of
Amount of                Amount        Offering      Offering
Purchase                 Invested      Price         Price

Less than
   $100,000. . .         4.44%         4.25%         4.00%
$100,000 but
    less than
    $250,000. . .        3.36          3.25          3.00
$250,000 but
    less than
    $500,000. . .        2.30          2.25          2.00
$500,000 but
    less than
    $1,000,000.* .       1.78          1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling


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

Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for


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

his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio


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

  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


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

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge,


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

the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction.
The reinstatement privilege may be used by the shareholder only


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

once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by



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

administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                  Contingent Deferred
                                  Sales Charge as a %
                                  of Dollar Amount
         Year Since Purchase      Subject to Charge

         First                         3.0%
         Second                        2.0%
         Third                         1.0%
         Fourth                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class-A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the


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

Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Share--How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder


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

is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where


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

tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. Prior to March 1, 1998 this service can be employed only once in any 30 day period (except for certain Omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Prior to March 1, 1998 this service can be employed only once in any 30 day period (except for certain Omnibus accounts). Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account.  Neither the Fund nor


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

the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.




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

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.




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

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the contingent deferred sales charge, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the contingent deferred sales charge applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or


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

electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written


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

confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed


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

below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing


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

limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard,


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

the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

         The Board of Trustees may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         General Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of


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

course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

         If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held



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

by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios

         Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

         Florida Portfolio. Although Florida does not impose on individual income tax, it imposes an intangible personal property tax on Florida resident individuals, trusts and corporations at the rate of $2 per $1,000 taxable value of certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities are exempt from the intangible tax. Shares of the Florida Portfolio will qualify as exempt if, among other things, the entire Portfolio is invested in exempt securities at the close of the calendar year. It is anticipated that Florida Portfolio shares will qualify and will be exempt from the intangible tax. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to Federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

         Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities.
Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

         Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities, provided that at least 50% of the Portfolio's total assets consist of Michigan municipal securities at the close of each quarter of the Portfolio's taxable year. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

         Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these tax to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

         New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invest only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) and New Jersey corporation income taxes.

         Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

         Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Shares of the Pennsylvania Portfolio will be exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government securities. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

         Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual income, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations Whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Trustees of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended September 30, 1997, 1998 and 1999, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of each Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.






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

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         At January 5, 2000, there were outstanding 90,793,942 voting shares of common stock of the Fund, including, 3,565,266 Class A shares, 3,112,374 Class B shares and 899,685 Class C shares of the Arizona Portfolio; 7,384,966 Class A shares, 6,981,419 Class B shares and 4,460,207 Class C shares of the Florida Portfolio; 4,353,447 Class A shares, 3,898,608 Class B shares and 2,527,839 Class C shares of the Massachusetts Portfolio; 1,318,906 Class A shares, 1,323,885 Class B shares and 1,185,896 Class C shares of the Michigan Portfolio; 1,465,804 Class A shares, 1,360,214 Class B shares and 868,247 Class C shares of the Minnesota Portfolio; 4,155,744 Class A shares, 6,538,765 Class B shares and 3,245,869 Class C shares of the New Jersey Portfolio; 2,679,714 Class A shares, 4,853,541 Class B shares and 2,405,489 Class C shares of the Ohio Portfolio; 6,148,616 Class A shares, 4,944,844 Class B shares and 2,536,176
Class C shares of the Pennsylvania Portfolio; and 2,925,562 Class A shares, 4,371,188 Class B shares and 1,281,671 Class C shares of the Virginia Portfolio.

         The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at January 5, 2000.


                             NO. OF
                             SHARES     % OF     % OF     % OF
NAME AND ADDRESS             OF CLASS   CLASS A  CLASS B  CLASS C

                        ARIZONA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith for the
Sole Benefit of its


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

Customers
Attn:  Fund Administration
4800 Deer Lake Dr.
2nd Floor
Jacksonville, FL 32246-6485  486,423    14%

U.S. Clearing Corp.
FBO 165-25490-13
26 Broadway
New York, NY 10004-1703      321,286    9%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97D14)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  361,630             12%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97D14)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  188,577                      21%

PaineWebber for the
Benefit of William B.
Thomas TTEE FBO
The William B. Thomas
Personal Trust UI/A DTD
2-15-90
P.O. Box 20729
Wickenburg, AZ 85358-5729    92,213                       10%

                        FLORIDA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  531,369    7%

PaineWebber for the
Benefit of Wallace E.
Sapp and Edna M. Sapp
JTWROS
P.O. Box 6047
Marianna, FL 32447-6047      459,588    6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  [     ]             20%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  2,122,742                    47%

                     MASSACHUSETTS PORTFOLIO


NFSC FEBO# Q13-000027
FMTC Personal TR Omnibus
  Account
Rachel Greenfield
82 Devonshire St.
Mailzone R18B
Boston, MA 02109-3605        487,020    11%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97DR5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,030,969           27%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of


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

its Customers
Attn:  Fund Administration
  (97D53)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  522,782                      21%


                       MICHIGAN PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97DH1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  82,268     7%

Donaldson Lufkin Jenrette
  Securities Corp., Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052  76,877              6%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97DH2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  219,570             17%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97DH3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  325,989                      27%

Verlin R. Eppert &
Rosalie A. Eppert
JT Ten
34190 Bellvine Trail
Birmingham, MI 48025-3703    123,278                      10%



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

                       MINNESOTA PORTFOLIO

Billy K. Erickson
27930 Smithtown Rd.
Shorewood, MN 55331          126,050    8%

Attn:  Mutual Funds Dept.
Fiserv Securities, Inc.
FAO 40359228
One Commerce Square
Philadephia, PA 19103-7084   208,768    14%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  71,664              5%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  261,871             30%

James G. Hynes and
Carol Y. Hynes
Jt TEN
4628 Churchill Circle
Minnetonka, MN 55345-2509    45,487                       5%

                      NEW JERSEY PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BM3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  500,800    12%

Merrill Lynch, Pierce,

Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BM8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,115,762           17%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,640,852                    50%

                         OHIO PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BM5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  290,339    11%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  850,198             18%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,195,437                    50%

                     PENNSYLVANIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BM4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  687,308    11%

James E. Beasley, Esq.
1125 Walnut Street
Philadelphia, PA 19107-4918  1,249,881  20%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BM9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,074,672           22%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97BN5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  1,336,142           53%

                       VIRGINIA PORTFOLIO

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97DY9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  179,016    6%

Olin V. Hyde TTEE
Olin V. Hyde REVOC Trust
VA DTD 12/02/96

8900 Bellefonte Rd.
Richmond Va 23229-7109       190.812    8%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97D00)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  [      ]            14%

Merrill Lynch, Pierce,
Fenner & Smith
for the Sole Benefit of
its Customers
Attn:  Fund Administration
  (97D03)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484  433,223                      34%

Custodian

         Bank of New York, 48 Wall Street, New York, New York
10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time, a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year and ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable purchases of a Portfolio is assumed to have been paid.

Yield Calculations

                                 30-Day Tax
                30-Day Yield     Equivalent Yield
                (period ended    (period ended      Distribution
Fund            9/30/99)         9/30/99)           Rate

Florida
    Class A     5.03%            8.33%              5.13%
    Class B     4.56%            7.55%              4.64%
    Class C     4.56%            7.55%              4.64%

Minnesota
    Class A     5.08%            9.19%              5.03%
    Class B     4.58%            8.29%              4.51%
    Class C     4.60%            8.32%              4.51%

New Jersey
    Class A     4.78%            8.45%              4.79%
    Class B     4.27%            7.55%              4.27%
    Class C     4.29%            7.59%              4.27%

Pennsylvania
    Class A     4.82%            8.21%              4.99%
    Class B     4.32%            7.36%              4.49%
    Class C     4.33%            7.38%              4.49%

Massachusetts
    Class A     5.13%            9.03%              4.98%
    Class B     4.66%            8.20%              4.53%
    Class C     4.66%            8.20%              4.53%

Arizona
    Class A     4.83%            8.42%              5.03%
    Class B     4.35%            7.58%              4.58%
    Class C     4.35%            7.58%              4.58%

Ohio
    Class A     4.75%            8.44%              4.98%
    Class B     4.24%            7.53%              4.48%
    Class C     4.25%            7.55%              4.48%

Virginia
    Class A     5.02%            8.82%              5.12%
    Class B     4.55%            7.99%              4.67%
    Class C     4.55%            7.99%              4.67%

Michigan
    Class A     4.63%            8.02%              4.73%
    Class B     4.14%            7.17%              4.26%
    Class C     4.14%            7.17%              4.26%

Total Return Calculations

                                                    Ten-Year
                One-Year period  Five-Year period   period ended
Fund            ended 9/30/99    ended 9/30/99      9/30/99

Florida
    Class A     (5.61)%          6.87%              4.71*
    Class B     (4.87)%          7.02%              4.71*
    Class C     (3.00)%          7.02%              4.67*

Minnesota
    Class A     (4.68)%          5.80%              4.40*
    Class B     (4.03)%          5.96%              4.36*
    Class C     (2.14)%          5.94%              4.35*

New Jersey
    Class A     (4.49)%          6.50%              4.71*
    Class B     (3.84)%          6.63%              4.71*
    Class C     (1.94)%          6.63%              4.67*

Pennsylvania
    Class A     (6.55)%          6.31%              4.82*
    Class B     (5.88)%          6.47%              4.82*
    Class C     (4.03)%          6.47%              4.79*

Massachusetts
    Class A     (5.47)%          6.87%*             7.00%*
    Class B     (4.68)%          7.07%*             7.12%*
    Class C     (2.81)%          7.08%*             7.12%*

Arizona
    Class A     (4.68)%          6.59%*             6.10*
    Class B     (4.01)%          6.78%*             6.23*
    Class C     (2.13)%          6.78%*             6.23*

Ohio
    Class A     (4.88)%          6.49%              4.71*
    Class B     (4.21)%          6.64%              4.69*
    Class C     (2.33)%          6.64%              4.67*

Virginia
    Class A     (5.30)%          7.29%*             6.58%
    Class B     (4.54)%          7.50%*             6.70%  Class
C   (2.67)%     7.48%*           6.70%

Michigan
    Class A     (4.21)%          7.36%*             5.94*
    Class B     (3.48)%          7.55%*             6.01*
    Class C     (1.59)%          7.55%*             6.01*

____________________
*  Since Inception

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses.
Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

               REPORT OF INDEPENDENT AUDITORS AND
                      FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE MUNICIPAL INCOME FUND II

ANNUAL REPORT
SEPTEMBER 30, 1999

ALLIANCE CAPITAL



ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------
  MUNICIPAL BONDS-94.9%
  ARIZONA-88.3%
Aaa    Arizona Student Loan
       Acquisition Authority
       (Student Loan Rev)
       Ser 99B-2 AMT
       5.90%, 5/01/24 (b)                         $ 1,500     $  1,492,215
AAA    Glendale IDR
       (Midwestern Univ)
       Connie Lee Ser 96A
       6.00%, 5/15/26                                 475          490,756
AAA    Glendale IDR
       (Midwestern Univ)
       Connie Lee Ser 96A,
       Pre-refunded
       6.00%, 5/15/06                               1,025        1,116,215
NR     Goodyear Assessment District # 1
       Ser 96C
       7.25%, 7/01/16                               4,652        5,040,395
NR     Goodyear Dev Auth
       Water & Sewer Rev
       (Litchfield Pk Svc Proj)
       Ser 99 AMT
       5.95%, 10/01/23                              3,160        2,990,498
NR     Hassayampa Cmnty Fac
       Dist Spec Assessment Lien
       Ser 96
       7.75%, 7/01/21                               6,795        7,488,702
AAA    Maricopa Cnty GO
       School Dist No. 28
       (Kyrene Elem)
       FGIC Ser 95B
       6.00%, 7/01/14                               2,000        2,056,120
AAA    Maricopa Cnty Hosp Rev
       (Catholic Healthcare West)
       MBIA Ser 93
       7.45%, 7/01/13 (c)                           2,700        2,737,881
A+     Maricopa Cnty IDR
       (Citizens Utilities)
       Ser 95 AMT
       6.20%, 5/01/30                               8,550        8,649,607
AAA    Maricopa Cnty MFHR
       (Mesa Ridge Apts Proj)
       MBIA Ser 99A
       5.15%, 7/01/29                               1,250        1,132,112
AAA    Maricopa Cnty MFHR
       (Shadow Creek Apts Proj)
       FNMA Ser 98C AMT
       5.20%, 12/15/21                              4,100        3,838,420
AAA    Mesa Cnty Health Care Fac
       (Discovery Hlth Sys)
       MBIA Ser 99A
       5.75%, 1/01/25                               7,000        6,953,170
AAA    Mesa Cnty Health Care Fac
       (Lutheran Hlth Sys)
       MBIA Ser 98A
       5.00%, 1/01/19                               4,000        3,653,200
AAA    Mohave Cnty IDR
       (Cargill/North Star Steel)
       Ser 95A AMT
       6.70%, 3/01/20                               2,500        2,713,700
AAA    Mohave Cnty MFHR
       (Chris Ridge & Silver)
       GNMA Ser 96
       6.375%, 11/01/31                             1,000        1,038,960
AAA    Phoenix Arpt Rev
       (Sky Harbor/Goodyear/Deer Valley)
       MBIA Ser 94D AMT
       6.30%, 7/01/10                               1,795        1,926,915
AA+    Phoenix Excise Tax Rev
       (Civic Plaza Bldg Corp)
       Sr Lien Ser 94
       6.00%, 7/01/12                               1,015        1,061,741
AA     Phoenix MFHR
       (Woodstone & Silver Springs)
       Asset Gty Ser 93
       6.25%, 4/01/23                               3,000        3,084,210
AAA    Pima Cnty SFMR
       GNMA/FNMA/FHLMC
       Ser 97A AMT
       6.25%, 11/01/30                              2,195        2,245,616
AAA    Pima Cnty SFMR
       GNMA/FNMA/FHLMC
       Ser 99A AMT
       5.20%, 5/01/31                               3,500        3,150,805
NR     Scottsdale GO Comm Fac
       (McDowell Ranch)
       Ser 97, Pre-refunded
       6.50%, 7/15/07                               2,000        2,228,040


11


ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

AAA    Tempe MFHR
       (Quadrangles)
       FHA Ser 93
       6.25%, 6/01/26                              $1,615     $  1,661,366
AAA    Yuma MFHR
       (Alexandrite Sands Apts)
       FHA Ser 90 AMT
       7.70%, 12/01/29                              3,000        3,074,610
                                                              ------------
                                                                69,825,254

       PUERTO RICO-6.6%
AAA    Puerto Rico Hsg Fin
       Corp Rev
       SFMR GNMA
       Ser 98A AMT
       5.20%, 12/01/32                              4,200        3,779,454
BBB-   Puerto Rico Port Auth
       (American Airlines)
       Ser 96A AMT
       6.25%, 6/01/26                               1,400        1,414,756
                                                              ------------
                                                                 5,194,210

       TOTAL INVESTMENTS-94.9%
         (cost $74,571,422)                                   $ 75,019,464
       Other assets less liabilities-5.1%                        4,062,273

       NET ASSETS-100%                                        $ 79,081,737


See footnote summary on page 25.

See Glossary of Terms on page 25.

See notes to financial statements.


12


FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MUNICIPAL BONDS-98.2%
       FLORIDA-90.1%
Aaa    Brevard Cnty Hsg Fin Auth
       SFMR GNMA Ser 94 AMT
       6.70%, 9/01/27 (b)                         $ 4,140     $  4,285,024
A      Broward Cnty Hsg Fin Auth
       MFHR
       (Bridgewater Place Apts)
       Ser 99A AMT
       5.50%, 4/01/41                               5,640        5,170,470
NR     Collier Cnty Cmnty Dev Dist
       (Fiddlers Creek) Ser 96
       7.50%, 5/01/18                              18,865       20,088,584
A      Collier Cnty Cmnty Dev Dist
       (Fiddlers Creek)
       Ser 99B
       5.80%, 5/01/21 (d)                           7,940        7,665,117
BBB+   Collier Cnty Hlth Fac
       (The Moorings) Ser 94
       7.00%, 12/01/19                              2,000        2,144,480
A      Collier Cnty Hsg Fin Auth
       MFHR
       (Whistlers Green Apts)
       Ser 99A AMT
       5.45%, 6/01/39                               5,040        4,628,938
A3     Dade Cnty
       (Courthouse Ctr Proj)
       Ser 95, Pre-refunded
       6.10%, 4/01/05 (b)                           3,000        3,262,830
AAA    Dade Cnty Aviation Rev
       (Miami Int'l)
       MBIA Ser 95B AMT
       6.00%, 10/01/24                              9,730       10,003,024
NR     Dade Cnty Hsg Fin Auth
       (Golden Lakes Apts)
       Ser 97A AMT
       6.00%, 11/01/32                                250          249,985
NR     Dade Cnty Hsg Fin Auth
       (Golden Lakes Apts)
       Ser 97A AMT
       6.05%, 11/01/39                                750          752,198
Aaa    Duval Cnty Hsg Fin Auth
       SFMR Ser 99 AMT
       5.30%, 4/01/29 (b)                           6,000        5,476,260
AAA    Escambia Cnty Hsg Fin Auth
       SFMR GNMA/FNMA
       Ser 95B AMT
       6.25%, 4/01/28                              11,500       11,729,540
Aaa    Escambia Cnty Hsg Fin Auth
       SFMR MBIA Ser 99 AMT
       5.20%, 4/01/32 (b)                           5,000        4,489,800
Baa1   Escambia Cnty PCR
       (Champion Int'l Corp)
       Ser 96 AMT
       6.40%, 9/01/30 (b)                           5,000        5,070,700
AAA    Florida Hsg Fin Agy MFHR
       (Brittany of Rosemont)
       AMBAC Ser 95G AMT
       6.25%, 7/01/35                               1,350        1,390,176
AAA    Florida Hsg Fin Agy MFHR
       (Landings at Boot Ranch)
       AMBAC Ser 95K AMT
       6.10%, 11/01/35                              2,050        2,089,729
AAA    Florida Hsg Fin Agy MFHR
       (Turtle Creek Apts)
       AMBAC Ser 96C AMT
       6.20%, 5/01/36                               3,245        3,329,532
AAA    Florida Hsg Fin Agy
       SFMR GNMA/FNMA
       Ser 94B AMT
       6.65%, 7/01/26                               3,600        3,713,652
AAA    Florida Hsg Fin Agy
       SFMR GNMA/FNMA
       Ser 95A AMT
       6.65%, 1/01/24                               6,675        6,918,037
AAA    Florida Hsg Fin Corp MFHR
       (Crossing at Univ Apts)
       AMBAC Ser 98Q-1 AMT
       5.25%, 12/01/38                              6,545        5,934,155
AAA    Florida Hsg Fin Corp MFHR
       (Logans Pointe Apts)
       FSA Ser 99F-1 AMT
       6.00%, 6/01/39                               6,630        6,776,987
Aaa    Florida Hsg Fin Corp MFHR
       (Waterbridge Apts) MBIA
       Ser 98R-1 AMT
       5.20%, 2/01/32 (b)                           1,540        1,403,571
A      Florida Hsg Fin Corp MFHR
       (Wentworth II Apts)
       Ser 99A AMT
       5.40%, 11/01/34                              3,055        2,808,584
AAA    Greater Orlando Aviation Auth
       Orlando Arpt Facs Rev
       FGIC Ser 99A AMT
       5.13%, 10/01/28                              6,000        5,419,260


13


FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

AAA    Hillsborough Cnty Aviation Auth
       (Tampa Int'l Arpt)
       FGIC Ser 96A AMT
       6.00%, 10/01/23                            $ 1,500     $  1,551,540
AAA    Jacksonville Wtr & Swr Rev
       (United Wtr Proj)
       AMBAC Ser 95 AMT
       6.35%, 8/01/25                               1,500        1,575,165
NR     Lee Cnty Comm Fac Dist
       (Herons Glen Recreational Dist)
       Ser 99
       5.90%, 5/01/19                               5,380        5,269,764
Aaa    Manatee Cnty Hsg Fin Auth
       SFMR GNMA Ser 99 AMT
       6.25%, 11/01/28 (b)                          3,015        3,179,378
A      Miami-Dade Cnty Hsg
       Fin Auth
       (Cntry Club Villas Apts)
       Ser 99A AMT
       6.20%, 10/01/39                              5,145        5,114,593
AAA    Miami-Dade Cnty
       (Professional Sports
       Franchise Fac Tax)
       MBIA Ser 98
       4.75%, 10/01/30                                800          662,920
Aa3    North Miami Hlth Fac Auth
       (Catholic Hlth Svcs
       Oblig Grp) Ser 96
       6.00%, 8/15/24 (b)                           1,200        1,207,260
AA     Orange Cnty Hlth Facs Auth Rev
       (Mayflower Retirement Proj)
       Asset Gty Ser 99
       5.25%, 6/01/29                               4,410        4,056,538
A+     Palm Beach Cnty IDR
       (Lourdes McKeen Residence)
       Ser 96
       6.63%, 12/01/26                              4,000        4,095,960
Aaa    Pinellas Cnty Hsg Fin Auth
       SFMR GNMA/FNMA
       Ser 94A AMT
       6.55%, 8/01/27 (b)                           4,090        4,209,387
A      Suwannee Cnty Hlth Care Facs Rev
       (Advent Christian Village)
       ACA Ser 99
       5.25%, 4/01/24                               1,300        1,175,694
Baa2   Volusia Cnty Ed Fac Auth
       (Embry-Riddle Aero Univ)
       Ser 99A
       5.75%, 10/15/29 (b)                          2,000        1,912,020
Baa2   Volusia Cnty Ed Fac Auth
       (Embry-Riddle Aero Univ)
       Ser 96A
       6.13%, 10/15/26 (b)                          7,060        7,091,346
AA     Volusia Cnty Hlth Fac Auth
       (John Knox Village)
       Asset Gty Ser 96A
       6.00%, 6/01/17                               3,000        3,066,720
AAA    Volusia Cnty Hlth Fin Auth
       MFHR FNMA/GNMA
       (Spring Arbor Apts)
       Ser 98A AMT
       5.25%, 8/01/31                               1,955        1,783,703
                                                              ------------
                                                               170,752,621

       WEST VIRGINIA-8.1%
A      Braxton Cnty Solid Waste
       Disp Rev
       (Weyerhaeuser Co Proj)
       Ser 98 AMT
       5.40%, 5/01/25                              16,700       15,249,271

       TOTAL INVESTMENTS-98.2%
         (cost $186,201,910)                                   186,001,892
       Other assets less liabilities-1.8%                        3,451,434

       NET ASSETS-100%                                        $189,453,326


See footnote summary on page 25.

See Glossary of Terms on page 25.

See notes to financial statements.


14


MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MUNICIPAL BONDS-95.4%
       MASSACHUSETTS-90.5%
BBB-   Massachusetts Dev Fin Agy
       (Boston Biomedical)
       Ser 99
       5.75%, 2/01/29                             $ 1,800     $  1,639,206
BBB-   Massachusetts Dev Fin Agy
       (Eastern Nazarene)
       Ser 99
       5.63%, 4/01/29                               2,000        1,815,160
AA     Massachusetts Dev Fin Agy
       (Landmark Sch)
       Asset Gty Ser 99
       5.25%, 6/01/29                               2,815        2,516,723
BBB+   Massachusetts Dev Fin Agy
       (Ogden Haverhill Proj)
       Ser 98B AMT
       5.50%, 12/01/19                              2,735        2,573,033
AA     Massachusetts Dev Fin Agy
       (Seven Hills)
       Asset Gty Ser 99
       5.15%, 9/01/28                               6,035        5,372,236
BBB    Massachusetts Dev Fin Agy
       (Suffolk Univ)
       Ser 99
       5.85%, 7/01/29                               1,375        1,302,730
AA     Massachusetts Dev Fin Agy
       (Worcester Redev Auth)
       Asset Gty Ser 99
       6.00%, 6/01/24                               1,300        1,316,185
BBB+   Massachusetts Dev Fin Agy
       (YMCA Greater Boston)
       Ser 98
       5.45%, 11/01/28                              1,000          911,970
AAA    Massachusetts Ed Fin Auth
       (Educational Loan)
       AMBAC Ser 99A AMT
       5.00%, 7/01/15                               1,890        1,772,234
AAA    Massachusetts Hlth &
       Ed Fac Auth
       (Beth Israel)
       AMBAC Ser G-4
       8.826%, 7/01/25 (c)                          2,000        2,015,900
BBB    Massachusetts Hlth &
       Ed Fac Auth
       (Caritas Christi)
       Ser 99A
       5.75%, 7/01/28                              16,940       15,457,750
Baa3   Massachusetts Hlth &
       Ed Fac Auth
       (Lasell College)
       Ser 99A
       5.625%, 7/01/29 (b).                         7,490        6,841,516
AAA    Massachusetts Hlth & Ed Fac Auth
       (New England Med Ctr)
       MBIA Ser 94
       6.73%, 7/01/18 (c)                           5,000        4,544,900
AA+    Massachusetts Hlth & Ed Fac Auth
       (Wellesley College)
       Ser 99F
       5.13%, 7/01/39                               6,500        5,739,240
AAA    Massachusetts Hsg Fin Agy
       AMBAC Ser 93A
       6.15%, 10/01/15                              3,500        3,598,490
AAA    Massachusetts Hsg Fin Agy
       MFHR
       AMBAC Ser 95E AMT
       6.00%, 7/01/37                               2,680        2,683,163
AAA    Massachusetts Hsg Fin Agy
       SFMR
       FSA Ser 73 AMT
       5.90%, 12/01/23                             10,000        9,935,400
A3     Massachusetts Ind Fin Agy
       (Brooks School)
       Ser 93, Pre-refunded
       5.95%, 7/01/03 (b)                           2,250        2,407,095
AAA    Massachusetts Ind Fin Agy
       (Heights Crossing)
       FHA Ser 95 AMT
       6.15%, 2/01/35                               7,000        7,049,070
AAA    Massachusetts Muni
       Wholesale Elec
       Power Supply Sys Rev
       MBIA Ser 92A
       6.00%, 7/01/18                               4,940        5,025,363
AAA    Massachusetts Port Auth
       (Bosfuel Corp)
       MBIA Ser 97 AMT
       6.00%, 7/01/36                              12,460       12,476,821


15


MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

AAA    Massachusetts Port Auth Spec Fac
       (US Air)
       MBIA Ser 96A AMT
       5.88%, 9/01/23                             $ 5,600     $  5,511,352
AA+    Massachusetts Wtr Poll Abate
       (South Essex Program)
       Ser 94A
       6.38%, 2/01/15                               3,000        3,167,760
                                                              ------------
                                                               105,673,297

       PUERTO RICO-4.9%
AAA    Puerto Rico Hsg Fin Corp Rev
       SFMR GNMA
       Ser 98A AMT
       5.20%, 12/01/32                              6,300        5,669,181

       TOTAL INVESTMENTS-95.4%
         (cost $111,026,406)                                   111,342,478
       Other assets less liabilities-4.6%                        5,409,119

       NET ASSETS-100%                                        $116,751,597


See footnotes summary on page 25.

See Glossary of Terms on page 25.

See notes to financial statements.


16


MICHIGAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MICHIGAN MUNICIPAL
       BONDS-99.7%
AAA    Detroit GO
       FGIC Ser 93, Pre-refunded
       6.35%, 4/01/03                             $ 1,690     $  1,792,330
BB-    Detroit Local Dev Fin Auth
       Daimler/Chrysler
       (Jefferson North Assembly Plant)
       Ser98A
       5.50%, 5/01/21                               7,000        6,483,680
AAA    Genessee Cnty Arpt Rev
       (Bishop Int'l)
       AMBAC Ser 99A
       5.00%, 12/01/23                              1,000          889,530
AAA    Grand Rapids Swr Sys
       MBIA Ser 92
       6.00%, 1/01/22                               1,500        1,581,690
Aa2    Independence Eco
       Dev Auth
       (Greenery Health)
       FHA Ser 97A
       6.15%, 8/01/17 (b)                           1,850        1,924,296
AAA    Kent Cnty Arpt Fac
       (Kent Cnty Int'l)
       Ser 95 AMT, Pre-refunded
       6.10%, 1/01/05                               1,700        1,829,320
AA+    Michigan Hosp Fin Auth
       (Charity Oblig Group)
       Ser 99A
       5.13%, 11/01/29                              2,080        1,827,841
Aaa    Michigan Hsg Dev Auth
       MFHR/GNMA
       (Arbor Pointe) Ser 99
       5.40%, 6/20/40 (b)                           1,810        1,663,046
AAA    Michigan Hsg Dev Auth
       MFHR
       AMBAC Ser 97A AMT
       6.10%, 10/01/33                              4,680        4,737,049
AAA    Michigan Hsg Dev Auth
       MFHR
       MBIASer 99A AMT
       5.30%, 10/01/37                              3,500        3,192,945
AAA    Michigan Strategic Fund
       (Detroit Edison)
       MBIA Ser 95AA
       6.40%, 9/01/25                               1,690        1,795,135
A      Michigan Strategic Fund
       (General Motors)
       Ser 95
       6.20%, 9/01/20                               1,715        1,803,356
NR     Michigan Strategic Fund
       (Holland Home)
       Ser 98
       5.75%, 11/15/28                              2,200        1,993,354
BBB+   Romulus Tax Increment
       Fin Auth Ser 94
       6.75%, 11/01/19                              1,585        1,649,827
AAA    Three Rivers GO
       MBIA Ser 96, Pre-refunded
       6.00%, 5/01/06                               1,400        1,509,676
AA     Troy Downtown Dev
       Auth Asset Gty Ser 95A
       6.375%, 11/01/18                             1,500        1,568,655

       TOTAL INVESTMENTS-99.7%
         (cost $35,916,628)                                     36,241,730
       Other assets less liabilities-0.3%                          110,242

       NET ASSETS-100%                                         $36,351,972



     See footnotes summary on page 25.

     See Glossary of Terms on page 25.

     See notes to financial statements.


17


MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MINNESOTA MUNICIPAL
       BONDS-95.4%
A      Bass Brook PCR
       (Minn Power & Light)
       Ser 92
       6.00%, 7/01/22                             $ 1,680     $  1,693,574
AAA    Brooklyn Park MFHR
       (Brooklyn Landing)
       FNMA Ser 99A AMT
       5.60%, 7/01/24                               1,370        1,330,598
AAA    Duluth Arpt Lease Rev
       GO
       Ser 95C AMT
       6.25%, 8/01/14                               1,570        1,639,739
A-     Golden Valley Health Fac
       Covenant Retmt Cmty
       Ser 99A
       5.50%, 12/01/29                              3,750        3,388,725
A-     Minneapolis Common
       Bond Fund Cmnty Dev Agy
       Ser 95-2 AMT
       6.63%, 12/01/15                              1,245        1,300,154
NR     Minneapolis Hlth Fac
       (Walker Methodist)
       Ser 98A
       6.00%, 11/15/28                              5,000        4,631,850
AAA    Minneapolis Spec School Dist No. 1
       COP MBIA Ser 96A
       5.90%, 2/01/17                               1,670        1,692,662
AAA    Minnesota Agric & Eco Dev
       (Benedictine Health)
       Ser 99A
       5.13%, 2/15/29                               1,000          900,080
NR     Minnesota Agric & Eco Dev
       (Small Business Loan Prog)
       Ser 96A AMT
       6.75%, 8/01/16                               1,450        1,511,393
NR     Minnesota Agric & Eco Dev
       (Small Business Loan Prog)
       Ser 96B AMT
       7.00%, 8/01/16                                 750          773,385
Baa1   Minnesota Higher Ed Fac Auth
       (Hamline Univ)
       Ser 4-I
       6.00%, 10/01/16 (b)                            790          789,163
AA+    Minnesota Hsg Fin Agy
       SFMR Ser 96G AMT
       6.25%, 7/01/26                               3,500        3,564,925
Aaa    Minnetonka MFHR
       (Archer Heights Apts)
       GNMA Ser 99A AMT
       5.30%, 1/20/27 (b)                           1,620        1,517,940
AA+    Rochester Hosp Rev
       (Mayo Med Ctr)
       Ser 92H
       8.07%, 11/15/15 (c)                          3,000        3,151,950
BBB-   So. St. Paul Hosp Rev
       (Healtheast Proj)
       Ser 94B
       6.75%, 11/01/09                              1,630        1,669,381
AAA    St. Francis GO
       Ind Sch Dist No. 15
       FSA Ser 95A
       6.38%, 2/01/16                               1,000        1,078,150
Aaa    St. Paul MFHR
       (Wellington Proj)
       FHLMC Ser 99A
       5.10%, 2/01/24 (b)                           1,720        1,608,527

       TOTAL INVESTMENTS-95.4%
         (cost $31,950,094)                                     32,242,196
       Other assets less liabilities-4.6%                        1,550,361

       NET ASSETS-100%                                        $ 33,792,557


     See footnote summary on page 25.

     See Glossary of Terms on page 25.

     See notes to financial statements.


18


NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MUNICIPAL BONDS-96.0%
       NEW JERSEY-91.1%
AAA    Essex Cnty Imp Auth Util Rev
      (Orange Twp)
       MBIA Ser 93
       6.00%, 12/01/17                            $ 2,510     $  2,679,927
BBB-   New Jersey Eco Dev
       (American Airlines)
       AMT
       7.10%, 11/01/31                              4,500        4,729,320
A+     New Jersey Eco Dev
       (Anheuser-Busch)
       Ser 95 AMT
       5.85%, 12/01/30                              6,400        6,403,520
NR     New Jersey Eco Dev
       (Kapkowski Rd)
       Ser 98B AMT
       6.50%, 4/01/31                              28,085       28,403,765
BBB    New Jersey Eco Dev
       (NUI Corp)
       Ser 98A AMT
       5.25%, 11/01/33                             12,000       10,605,240
AAA    New Jersey Eco Dev
       (Pub Ser Elec & Gas)
       MBIA Ser 94A AMT
       6.40%, 5/01/32                               5,000        5,292,950
BBB    New Jersey Hlth Care Fac
       (Englewood Hosp)
       Ser 94
       6.75%, 7/01/24                               4,230        4,460,661
BBB    New Jersey Hlth Care Fac
       (Franciscan Sisters,
       St. Mary's Hosp)
       Ser 93
       5.88%, 7/01/12                               2,755        2,743,732
AAA    New Jersey Hlth Care Fac
       (Monmouth Med Ctr)
       FSA Ser C
       6.25%, 7/01/24                               2,750        2,996,400
A      New Jersey Hlth Care Fac
       (Palisades Med Ctr)
       ACA Ser 99
       5.25%, 7/01/28                               3,840        3,461,914
AAA    New Jersey Hlth Care
       Fac Auth
       (St. Barnabas Hosp)
       Ser 98B
       5.00%, 7/01/24                               5,000        4,447,550
AAA    New Jersey Higher Ed
       Student Loan MBIA
       Ser 99A AMT
       5.25%, 6/01/18                               1,500        1,426,260
AAA    New Jersey Hsg & Mtg
       MFHR AMBAC
       Ser 96A AMT
       6.25%, 5/01/28                               5,000        5,136,800
A+     New Jersey Hsg & Mtg
       (Sect 8) Ser 1
       6.70%, 11/01/28                              4,665        4,897,830
AAA    New Jersey Hsg & Mtg
       SFMR MBIA
       Ser 95O AMT
       6.35%, 10/01/27                              5,000        5,132,050
AA-    New Jersey Hwy Auth
       Garden State Pkwy Rev
       6.25%, 1/01/14                               1,250        1,311,500
AAA    Passaic Valley Sewer
       AMBAC Ser 92D
       5.75%, 12/01/15                              3,400        3,435,904
AAA    Port Auth of NY & NJ
       (JFK Int'l Airport)
       MBIA Ser 6 AMT
       5.75%, 12/01/22                              7,690        7,611,716
AA-    Port Auth of NY & NJ
       95th Ser 94 AMT
       6.13%, 7/15/29                               6,300        6,496,875
AA-    Salem Cnty NJ Waste
       Disposal Auth (E.I. Dupont)
       Ser 92A AMT
       6.13%, 7/15/22                               3,500        3,555,230
BBB    South Jersey Transportation
       Auth NJ Lease Rev
       (Raytheon Aircraft Service)
       Ser 97A AMT
       6.15%, 1/01/22                                 500          503,440
AAA    NJ Sewer Auth
       (Landis)
       FGIC Ser 93C
       7.12%, 9/19/19 (c)                           3,250        3,287,993
                                                              ------------
                                                               119,020,577


19


NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       PUERTO RICO-4.9%
AAA    Puerto Rico Hsg Fin
       Corp Rev SFMR
       GNMA, Ser 98A AMT
       5.20%, 12/01/32                            $ 7,100     $  6,389,077

       TOTAL INVESTMENTS-96.0%
         (cost $123,050,683)                                   125,409,654
       Other assets less liabilities-4.0%                        5,206,297

       NET ASSETS-100%                                        $130,615,951


     See footnotes summary on page 25.

     See Glossary of Terms on page 25.

     See notes to financial statements.


20


OHIO PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       OHIO MUNICIPAL BONDS-92.5%
BBB    Akron
       COP Ser 96
       Zero Coupon to 12/01/01
       Converts to 6.907 to
       12/01/16                                   $ 5,000     $  4,769,850
BBB-   Butler Cnty Hosp Rev
       (Fort Hamilton Hughes)
       7.50%, 1/01/10                               1,400        1,489,572
BB     Cleveland Arpt
       (Continental Airlines)
       Ser 98 AMT
       5.38%, 9/15/27                              20,015       17,016,553
AAA    Cleveland Arpt Sys
       FGIC Ser 94A AMT
       6.25%, 1/01/20                              10,000       10,390,500
BBB    Dayton Spec Fac Rev
       (Emery Air Freight)
       Ser 96D AMT
       6.20%, 10/01/09                              4,380        4,585,772
A      Franklin Cnty Rev
       (OCLC Online Computer Library Ctr)
       Ser 98A
       5.20%, 10/01/20                              4,885        4,548,619
BBB    Hamilton Cnty Hlth Sys
       (Franciscan Sisters/Providence Hosp)
       Ser 92
       6.875%, 7/01/15                              2,500        2,706,900
NR     Kent Ohio MFHR
       (Silver Meadows Apt)
       GNMA Ser 95 AMT
       7.15%, 12/20/26                              3,100        3,326,424
Aaa    Lucas Cnty Health Fac
       (Altenheim)
       GNMA Ser 99
       5.50%, 7/20/40 (b)                           3,200        2,961,472
NR     Mahoning Valley Sanitary
       Dist Ser 94
       7.75%, 5/15/14                               1,500        1,632,975
A+     Ohio Air Quality Dev Auth
       (Anheuser-Busch)
       Ser 99 AMT
       6.00%, 8/01/29                               2,250        2,254,725
AA-    Ohio Air Quality Dev Auth
       (Dayton Pwr & Light)
       Ser 92B
       6.40%, 8/15/27                               2,000        2,118,280
AAA    Ohio Air Quality Dev Auth
       (JMG Funding)
       AMBAC Ser 94B AMT
       6.38%, 4/01/29                               4,685        4,889,828
AAA    Ohio Air Quality Dev Auth
       (Ohio Pwr Co)
       AMBAC Ser 99C
       5.15%, 5/01/26                               3,000        2,733,480
BB+    Ohio Air Quality Dev Auth
       (Toledo Edison Co)
       Ser 97A AMT
       6.10%, 8/01/27                               5,000        4,837,200
Aa2    Ohio Hsg Fin Agy MFHR
       (Bridgeview Villa II)
       FHA AMT
       6.45%, 12/01/33 (b)                          1,965        2,016,228
AAA    Ohio Hsg Fin Agy
       SFMR GNMA
       Ser 94 B2 AMT
       6.70%, 3/01/25                               5,325        5,520,640
AAA    Ohio Hsg Fin Agy
       SFMR GNMA
       Ser 95 A2 AMT
       6.63%, 3/01/26                               4,445        4,595,419
AAA    Ohio Hsg Fin Agy
       SFMR GNMA
       Ser 99C AMT
       5.75%, 9/01/30                               5,700        5,555,049
A-     Ohio St Wtr Dev Auth
       (North Star/BHP) AMT
       6.45%, 9/01/20                               4,750        4,931,070

       TOTAL INVESTMENTS-92.5%
         (cost $91,763,037)                                     92,880,556
       Other assets less liabilities-7.5%                        7,529,177

       NET ASSETS-100%                                        $100,409,733


See footnote summary on page 25.

See Glossary of Terms on page 25.

See notes to financial statements.


21


PENNSYLVANIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       PENNSYLVANIA MUNICIPAL
       BONDS-98.2%
AAA    Allegheny Cnty Arpt Rev
       (Pittsburgh Int'l)
       FSA Ser 92A AMT
       6.40%, 1/01/02                             $ 1,000     $  1,041,680
AAA    Allegheny Cnty Arpt Rev
       (Pittsburgh Int'l)
       FSA Ser 92B AMT
       6.63%, 1/01/22                               3,315        3,481,015
A      Allegheny Cnty Higher Ed
       (Thiel College)
       ACA Ser 99A
       5.38%, 11/15/19                              2,300        2,148,476
A      Allegheny Cnty Higher Ed
       (Thiel College)
       ACA Ser 99A
       5.38%, 11/15/29                              2,000        1,818,920
BBB-   Allegheny Cnty
       IDR (USX) Ser 96
       6.10%, 1/15/18                               4,000        3,995,160
BBB-   Allegheny Cnty
       IDR (USX) Ser 98
       5.50%, 12/01/29                             14,000       12,512,080
Aaa    Allegheny Cnty MFHR
       (Green Meadow Apts)
       FHA
       Ser 98 A1 AMT
       5.13%, 10/20/40 (b)                          8,440        7,317,649
BBB+   Bradford Cnty IDR
       Solid Waste Disp Rev
       (Int'l Paper)
       Ser 95A AMT
       6.60%, 3/01/19                               2,500        2,614,275
BBB    Crawford Cnty Hosp Auth
       (Wesbury Methodist Cmnty)
       Ser 99
       6.25%, 8/15/29 (d)                           2,100        2,041,746
BBB+   Cumberland Cnty
       Municipal Auth Rev
       (Presbyterian Homes Inc)
       Ser 96
       6.00%, 12/01/26                              3,000        2,932,920
BBB-   Delaware Cnty
       (Eastern College)
       Ser 99C
       5.63%, 10/01/28                              3,300        3,025,407
BB-    New Morgan IDR
       Solid Waste Disp Rev
       (Browning-Ferris)
       Ser 94 AMT
       6.50%, 4/01/19                               4,000        4,162,720
AAA    Pennsylvania Higher Ed
       Student Loan AMBAC
       Ser 88D AMT
       6.05%, 1/01/19                               5,900        5,936,226
AAA    Pennsylvania Higher Ed
       (University of Pittsburgh
       Med Ctr)
       FSA Ser 99A
       5.00%, 8/01/29                              18,500       16,058,740
AA+    Pennsylvania Hsg
       Fin Agy SFMR
       Ser 92 35D AMT
       8.69%, 4/01/25 (c)                           9,500        9,860,430
AA+    Pennsylvania Hsg
       Fin Agy SFMR
       Ser 99 67A AMT
       5.90%, 10/01/30                             19,020       18,859,281
AAA    Pennsylvania Turnpike
       AMBAC Ser 94A,
       Pre-refunded
       6.00%, 12/01/04                              3,000        3,251,040
AAA    Philadelphia Arpt Rev
       Ser 95A AMT
       6.10%, 6/15/25                               6,750        6,957,968
AAA    Philadelphia Gas Wks Rev
       FSA Ser 99
       5.25%, 7/01/29                               7,500        6,888,225
AAA    Philadelphia GO
       FSA Ser 98
       5.00%, 3/15/28                               7,900        6,925,140
BBB+   Philadelphia Hosp Rev
       (Temple Univ)
       Ser 93A
       6.625%, 11/15/23                             3,250        3,330,697
AAA    Philadelphia Pkg Auth Rev
       AMBAC Ser 99A
       5.25%, 2/15/29                               4,600        4,196,672
AA     Potter Cnty Hosp Auth
       (Charles Cole Memorial)
       Asset Gty Ser 96
       6.05%, 8/01/24                               4,340        4,422,677


22


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

BBB    Pottsville Hosp Rev
       (Pottsville Hospital &
       Warne Clinic)
       Ser 98
       5.50%, 7/01/05                             $ 1,000     $    973,560
AA     Schuylkill Cnty IDR
       (Charity Oblig Group)
       Ser 99A
       5.00%, 11/01/28                              1,675        1,451,990
NR     Susquehanna Regl Arpt Auth
       (Aero Harrisburg LLC)
       Ser 99 AMT
       5.50%, 1/01/24                               1,490        1,310,887
BBB    Warren Cnty Hosp Auth
       (Warren General)
       Ser 94A
       7.00%, 4/01/19                               2,200        2,333,474

       TOTAL INVESTMENTS-98.2%
         (cost $138,534,119)                                   139,849,055
       Other assets less liabilities-1.8%                        2,557,111

       NET ASSETS-100%                                        $142,406,166


See footnote summary on page 25.

See Glossary of Terms on page 25.

See notes to financial statements.


23


VIRGINIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________



STANDARD &                                      PRINCIPAL
POOR'S                                           AMOUNT
RATINGS (A)                                       (000)          VALUE
-------------------------------------------------------------------------------

       MUNICIPAL BONDS-97.0%
       VIRGINIA-85.5%
A      Alexandria MFHR
       (Buckingham Village Apts)
       Ser 96A AMT
       6.15%, 1/01/29                             $ 4,000     $  4,025,200
AAA    Arlington Cnty IDR
       (Ogden Martin)
       FSA Ser 98B AMT
       5.25%, 1/01/29                               2,500        2,508,875
BBB    Giles Cnty IDR
       (Hoechst Celanese Corp)
       Ser 96 AMT
       6.45%, 5/01/26                               7,500        7,794,450
Baa2   Goochland Cnty IDR
       (Nekoosa Pkg/GA Pacific)
       Ser 98 AMT
       5.65%, 12/01/25 (b)                         14,000       12,923,400
AAA    Harrisonburg MFHR
       (Battery Heights Assoc)
       GNMA Ser 96A
       6.25%, 4/20/36                               3,760        3,888,178
AA     Henrico Cnty IDR
       (Henrico Cnty Jail)
       Ser 94
       7.13%, 8/01/21                               2,000        2,210,100
BBB+   Isle of Wight Cnty
       Solid Waste Rev
       (Union Camp Corp)
       Ser 94 AMT
       6.55%, 4/01/24                               1,015        1,052,342
AAA    Loudoun Cnty IDR
       Hosp Rev
       (Loudoun Hosp Ctr)
       FSA Ser 95
       5.80%, 6/01/20                               2,500        2,535,225
AA-    Metropolitan Washington DC
       Arpt Rev
       Ser 97B AMT
       5.50%, 10/01/23                              5,910        5,615,859
Aaa    Prince William Cnty Hosp Rev
       (Potomac Hosp Group)
       Ser 95
       6.75%, 10/01/15 (b)                          2,250        2,531,205
AAA    Richmond Metro Auth Expwy Rev
       FGIC Ser 92B
       6.25%, 7/15/22                               1,000        1,044,870
AAA    Russell Cnty IDR
       (Appalachian Pwr)
       MBIA Ser 98H
       5.00%, 11/01/21                              2,000        1,804,440
NR     Staunton Ed Fac
       (Mary Baldwin College)
       Ser 96
       6.75%, 11/01/21                              3,145        3,290,079
AAA    Suffolk MFHR
       (Prince William Commons)
       FNMA Ser 96A AMT
       6.50%, 6/01/29                               3,250        3,393,098
AA     Virginia Beach Hosp Rev
       (Sentara Bayside)
       6.30%, 11/01/21                              1,000        1,059,980
AA+    Virginia Hsg Dev Auth
       MFHR
       Ser 99 AMT
       5.95%, 2/01/23                               5,525        5,517,541
AA+    Virginia Hsg Dev Auth
       (Rental Hsg)
       Ser 99F AMT
       5.25%, 5/01/22                               5,165        4,754,899
AA+    Virginia Hsg Dev Auth
       (Commonwealth Mtg)
       Ser 96B AMT
       6.375%, 1/01/26                              5,000        5,101,650
                                                              ------------
                                                                71,051,391

       PUERTO RICO-11.5%
A      Puerto Rico GO
       Ser 98
       5.00%, 7/01/05                               1,400        1,424,332
AAA    Puerto Rico Hsg Fin
       Corp Rev SFMR
       GNMA Ser 98A AMT
       5.20%, 12/01/32                              4,440        3,995,423
BBB-   Puerto Rico Port Auth
       (American Airlines)
       Ser 96A AMT
       6.25%, 6/01/26                               4,075        4,117,951
                                                              ------------
                                                                 9,537,706


24


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)          VALUE
-------------------------------------------------------------------------------

       TOTAL INVESTMENTS-97.0%
         (cost $80,254,745)                                   $ 80,589,097
       Other assets less liabilities-3.0%                        2,527,080

       NET ASSETS-100%                                        $ 83,116,177


(a)  Unaudited.

(b)  Moody's Rating--unaudited.

(c) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(d)  Fitch's Rating--unaudited.

     See notes to financial statements.

     Glossary of Terms:
     ACA    American Capital Access
     AMBAC  American Municipal Bond Assurance Corporation
     AMT    Alternative Minimum Tax
     CGIC   Capital Guaranty Insurance Company
     COP    Certificate of Participation
     FGIC   Financial Guaranty Insurance Company
     FHA    Federal Housing Administration
     FHLMC  Federal Home Loan Mortgage Corporation
     FNMA   Federal National Mortgage Association
     FSA    Financial Security Assurance, Inc.
     GNMA   Government National Mortgage Association
     GO     General Obligation
     IDR    Industrial Development Revenue
     MBIA   Municipal Bond Investors Assurance
     MFHR   Multi-Family Housing Revenue
     NR     Rating not applied for
     PCR    Pollution Control Revenue
     SFMR   Single Family Mortgage Revenue


25


STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                                   ARIZONA         FLORIDA       MASSACHUSETTS
                                                                 ----------      -----------    ---------------
ASSETS
  Investment in securities, at value (cost: $74,571,422,
    $186,201,910, $111,026,406, $35,916,628,
    $31,950,094, $123,050,683, $91,763,037,
    $138,534,119 and $80,254,745, respectively)                  $75,019,464     $186,001,892     $111,342,478
  Cash                                                                    -0-          75,133               -0-
  Receivable for investment securities sold                        3,103,694               -0-       4,376,939
  Interest receivable                                              1,349,683        4,346,028        1,807,030
  Receivable for shares of beneficial interest sold                  391,419        1,463,517          444,593
  Receivable due from Adviser                                             -0-              -0-          31,789
  Total assets                                                    79,864,260      191,886,570      118,002,829

LIABILITIES
  Due to custodian                                                   466,836               -0-         193,379
  Dividends payable                                                  107,231          259,576          155,683
  Payable for shares of beneficial interest redeemed                  96,003          994,562          736,184
  Distribution fee payable                                            41,921          110,529           69,946
  Advisory fee payable                                                 2,138           10,216               -0-
  Payable for investment securities purchased                             -0-         939,496               -0-
  Accrued expenses and other liabilities                              68,394          118,865           96,040
  Total liabilities                                                  782,523        2,433,244        1,251,232

NET ASSETS                                                       $79,081,737     $189,453,326     $116,751,597

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                          $    76,107     $    193,048     $    109,621
  Additional paid-in capital                                      81,028,344      200,431,682      121,542,222
  Distributions in excess of net investment income                  (107,231)        (259,575)        (155,684)
  Accumulated net realized loss on investment transactions        (2,363,525)     (10,711,811)      (5,060,634)
  Net unrealized appreciation (depreciation) of investments          448,042         (200,018)         316,072
                                                                 $79,081,737     $189,453,326     $116,751,597

CLASS A SHARES
  Net assets                                                     $38,471,630     $ 79,751,726     $ 44,758,278
  Shares of beneficial interest outstanding                        3,700,882        8,126,355        4,199,425

CLASS B SHARES
  Net assets                                                     $31,242,282     $ 67,532,387     $ 42,628,248
  Shares of beneficial interest outstanding                        3,007,861        6,881,653        4,004,144

CLASS C SHARES
  Net assets                                                     $ 9,367,825     $ 42,169,213     $ 29,365,071
  Shares of beneficial interest outstanding                          901,995        4,296,822        2,758,484

CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share                      $10.40           $ 9.81           $10.66
  Sales charge--4.25% of public offering price                          0.46             0.44             0.47
  Maximum offering price                                              $10.86           $10.25           $11.13

CLASS B SHARES
  Net asset value and offering price per share                        $10.39           $ 9.81           $10.65

CLASS C SHARES
  Net asset value and offering price per share                        $10.39           $ 9.81           $10.65


26


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                MICHIGAN        MINNESOTA       NEW JERSEY          OHIO        PENNSYLVANIA         VIRGINIA
              ------------     ------------    -------------     ------------  --------------      ------------




              $36,241,730      $32,242,196     $125,409,654      $92,880,556     $139,849,055      $80,589,097
                       -0-         325,406           62,052           27,615               -0-         806,985
                       -0-       2,810,527       11,406,625        6,434,660          958,924        5,187,628
                  805,183          410,167        2,604,864        1,166,246        2,514,529        1,751,457
                  138,348           57,793          928,463          779,158        1,317,960          872,472
                       -0-          11,314               -0-           1,587               -0-          12,694
               37,185,261       35,857,403      140,411,658      101,289,822      144,640,468       89,220,333

                  100,536               -0-              -0-              -0-         648,761               -0-
                   45,019           44,601          160,806          129,591          187,879          111,668
                   96,582          139,287        1,052,179          575,777        1,170,675          338,278
                   23,224           21,792           88,239           67,084           81,486           51,121
                    8,694               -0-          27,447               -0-          36,272               -0-
                  500,000        1,799,494        8,357,379               -0-              -0-       5,525,000
                   59,234           59,672          109,657          107,637          109,229           78,089
                  833,289        2,064,846        9,795,707          880,089        2,234,302        6,104,156
              $36,351,972      $33,792,557     $130,615,951     $100,409,733     $142,406,166      $83,116,177

              $    36,147      $    34,956     $    131,527     $    101,845     $    143,956      $    80,563
               36,855,423       35,427,942      134,674,113      104,505,129      147,251,176       86,185,988
                  (45,019)         (44,601)        (160,806)        (129,590)        (187,879)        (111,668)
                 (819,681)      (1,917,842)      (6,387,854)      (5,185,170)      (6,116,023)      (3,373,058)
                  325,102          292,102        2,358,971        1,117,519        1,314,936          334,352
              $36,351,972      $33,792,557     $130,615,951     $100,409,733     $142,406,166      $83,116,177

              $11,760,327      $10,600,844     $ 33,109,063     $ 27,229,414     $ 62,478,746      $28,147,847
                1,168,498        1,096,502        3,333,282        2,761,802        6,314,697        2,726,191

              $13,844,496      $14,111,140     $ 64,928,776     $ 49,054,679     $ 52,011,686      $42,006,657
                1,377,167        1,459,812        6,539,259        4,976,079        5,258,815        4,072,952

              $10,747,149      $ 9,080,573     $ 32,578,112     $ 24,125,640     $ 27,915,734      $12,961,673
                1,069,061          939,255        3,280,150        2,446,623        2,822,089        1,257,140


                   $10.06           $ 9.67           $ 9.93           $ 9.86           $ 9.89           $10.32
                     0.45             0.43             0.44             0.44             0.44             0.46
                   $10.51           $10.10           $10.37           $10.30           $10.33           $10.78

                   $10.05           $ 9.67           $ 9.93           $ 9.86           $ 9.89           $10.31

                   $10.05           $ 9.67           $ 9.93           $ 9.86           $ 9.89           $10.31


See notes to financial statements.


26


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________




27


STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1999                 ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                                   ARIZONA         FLORIDA       MASSACHUSETTS
                                                                 ----------      -----------    ---------------
INVESTMENT INCOME
  Interest                                                       $ 3,197,527      $ 9,315,443      $ 5,288,933

EXPENSES
  Advisory fee                                                       361,666        1,026,151          604,352
  Distribution fee - Class A                                          90,011          201,093          116,339
  Distribution fee - Class B                                         211,334          579,037          330,332
  Distribution fee - Class C                                          67,296          392,495          248,837
  Custodian                                                           93,292          100,874           95,915
  Administrative                                                      92,000           92,000           92,000
  Transfer agency                                                     30,266           74,555           52,569
  Audit & legal                                                       28,147           47,458           29,543
  Registration                                                        26,791           35,660           30,712
  Printing                                                             7,635           17,413           12,736
  Amortization of organization expenses                                5,928               -0-           3,491
  Trustees' fees                                                       2,457            2,457            2,457
  Miscellaneous                                                        4,225            7,165            1,215
  Total expenses                                                   1,021,048        2,576,358        1,620,498
  Less: expenses waived and reimbursed by Adviser
    (see Note B)                                                    (374,649)        (697,741)        (518,867)
  Net expenses                                                       646,399        1,878,617        1,101,631
  Net investment income                                            2,551,128        7,436,826        4,187,302

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                    (2,363,497)      (6,777,319)      (5,060,634)
  Net change in unrealized appreciation of investments            (1,186,209)      (4,449,716)      (1,540,378)
  Net loss on investments                                         (3,549,706)     (11,227,035)      (6,601,012)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $  (998,578)     $(3,790,209)     $(2,413,710)


28


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                MICHIGAN        MINNESOTA       NEW JERSEY          OHIO        PENNSYLVANIA         VIRGINIA
              ------------     ------------    -------------     ------------  --------------      ------------

              $ 1,775,970      $ 1,772,652      $ 6,551,455      $ 4,860,872      $ 6,805,296      $ 2,996,554

                  203,931          196,871          726,481          539,593          755,932          350,775
                   30,935           25,126           77,731           56,225          144,368           53,553
                  118,090          146,798          598,368          457,799          489,744          295,978
                  105,082           84,442          304,898          218,133          238,521           86,751
                   90,302           87,672           89,352           95,240           97,664           97,453
                   92,000           92,000           92,000           92,000           92,000           92,000
                   27,157           28,034           75,054           58,287           81,505           41,149
                   20,273           18,994           37,856           40,909           30,157           34,226
                    7,755            4,340           16,601           20,336           13,371           21,128
                    6,156            7,834           16,847           13,723           20,294            8,035
                    2,272               -0-              -0-              -0-              -0-           3,714
                    2,457            2,457            2,457            2,457            2,457            2,457
                    3,946            5,198            8,523            7,765            7,301            7,618
                  710,356          699,766        2,046,168        1,602,467        1,973,314        1,094,837

                 (240,898)        (300,185)        (454,754)        (477,227)        (309,615)        (450,896)
                  469,458          399,581        1,591,414        1,125,240        1,663,699          643,941
                1,306,512        1,373,071        4,960,041        3,735,632        5,141,597        2,352,613


                 (794,295)        (774,099)      (2,765,281)      (2,325,166)      (5,789,857)      (3,373,058)
                 (772,736)      (1,040,378)      (3,817,282)      (2,893,533)      (3,757,992)        (384,519)
               (1,567,031)      (1,814,477)      (6,582,563)      (5,218,699)      (9,547,849)      (3,757,577)

              $  (260,519)     $  (441,406)     $(1,622,522)     $(1,483,067)     $(4,406,252)     $(1,404,964)


See notes to financial statements.


28


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


29


STATEMENTS OF CHANGES IN NET ASSETS           ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                 ARIZONA                   FLORIDA                 MASSACHUSETTS
                                            ------------------------------------------------------------------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                1999         1998         1999         1998         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                  $ 2,551,128  $ 1,390,473 $  7,436,826 $  3,993,694 $  4,187,302  $ 1,762,833
  Net realized gain (loss) on
    investment transactions               (2,363,497)     221,494   (6,777,319)   1,226,752   (5,060,634)     348,332
  Net change in unrealized
    appreciation/depreciation
    of investments                        (1,186,209)   1,146,364   (4,449,716)   1,754,979   (1,540,378)   1,218,465
  Net increase (decrease) in net
    assets from operations                  (998,578)   2,758,331   (3,790,209)   6,975,425   (2,413,710)   3,329,630

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                               (1,422,629)    (858,694)  (3,312,718)  (1,365,535)  (1,836,597)    (738,055)
    Class B                                 (856,109)    (414,304)  (2,459,083)  (1,379,472)  (1,342,251)    (522,866)
    Class C                                 (272,390)    (117,475)  (1,665,025)  (1,248,687)  (1,008,454)    (501,912)
  Distributions in excess of net
    investment income
    Class A                                  (93,745)     (43,709)    (171,909)     (35,676)    (135,677)     (61,754)
    Class B                                  (75,448)     (28,034)    (150,028)     (43,750)    (131,050)     (60,479)
    Class C                                  (24,429)      (8,101)    (106,023)     (37,351)    (102,932)     (57,462)
  Net realized gain on investments
    Class A                                  (79,250)    (212,751)          -0-          -0-     (80,419)    (181,523)
    Class B                                  (55,031)    (121,124)          -0-          -0-     (63,701)    (139,090)
    Class C                                  (18,802)     (29,194)          -0-          -0-     (54,163)    (137,598)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase                            43,387,517   21,134,959   84,405,261   45,780,029   62,444,310   36,041,467
  Total increase                          39,491,106   22,059,904   72,750,266   48,644,983   55,275,356   36,970,358

NET ASSETS
  Beginning of year                       39,590,631   17,530,727  116,703,060   68,058,077   61,476,241   24,505,883
  End of year                            $79,081,737  $39,590,631 $189,453,326 $116,703,060 $116,751,597  $61,476,241


See notes to financial statements.


30


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                    MICHIGAN                  MINNESOTA                 NEW JERSEY
                                            ------------------------------------------------------------------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                1999         1998         1999         1998         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                  $ 1,306,512  $   888,888  $ 1,373,071  $ 1,040,289 $  4,960,041  $ 3,654,968
  Net realized gain (loss) on
    investment transactions                 (794,295)     285,847     (774,099)     274,145   (2,765,281)     529,540
  Net change in unrealized
    appreciation/depreciation
    of investments                          (772,736)     572,490   (1,040,378)     358,291   (3,817,282)   2,076,332
  Net increase (decrease) in net
    assets from operations                  (260,519)   1,747,225     (441,406)   1,672,725   (1,622,522)   6,260,840

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                 (461,761)    (321,710)    (410,462)    (260,414)  (1,250,108)    (910,827)
    Class B                                 (447,452)    (284,561)    (610,472)    (469,051)  (2,454,054)  (1,773,742)
    Class C                                 (397,299)    (282,617)    (352,137)    (310,824)  (1,255,879)    (970,399)
  Distributions in excess of net
  investment income
    Class A                                  (30,996)     (28,794)     (13,422)     (12,557)     (16,310)     (16,544)
    Class B                                  (38,763)     (33,663)     (25,067)     (27,032)     (57,365)     (40,961)
    Class C                                  (35,476)     (33,194)     (13,957)     (16,330)     (32,337)     (20,260)
  Net realized gain on investments
    Class A                                  (58,573)    (151,780)          -0-          -0-          -0-          -0-
    Class B                                  (65,313)    (160,394)          -0-          -0-          -0-          -0-
    Class C                                  (63,713)    (150,076)          -0-          -0-          -0-          -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
    Net increase                          11,177,569   10,508,825    7,815,621    7,272,544   40,926,509   17,828,850
    Total increase                         9,317,704   10,809,261    5,948,698    7,849,061   34,237,934   20,356,957

NET ASSETS
    Beginning of year                     27,034,268   16,225,007   27,843,859   19,994,798   96,378,017   76,021,060
    End of year                          $36,351,972  $27,034,268  $33,792,557  $27,843,859 $130,615,951  $96,378,017


See notes to financial statements.


31


STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)                                   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                                                      OHIO                 PENNSYLVANIA                 VIRGINIA
                                            ------------------------------------------------------------------------------
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                1999         1998         1999         1998         1999         1998
                                            -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                 $  3,735,632  $ 2,569,409 $  5,141,597  $ 3,692,305  $ 2,352,613  $   740,489
  Net realized gain (loss) on
    investment transactions               (2,325,166)     227,096   (5,789,857)   1,548,033   (3,373,058)     132,862
  Net change in unrealized
    appreciation/depreciation
    of investments                        (2,893,533)   1,407,156   (3,757,992)   1,104,276     (384,519)     498,764
  Net increase (decrease) in net
    assets from operations                (1,483,067)   4,203,661   (4,406,252)   6,344,614   (1,404,964)   1,372,115

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                 (914,541)    (537,858)  (2,252,014)  (1,490,341)    (833,405)    (294,619)
    Class B                               (1,908,969)  (1,369,998)  (1,940,681)  (1,487,630)  (1,174,902)    (354,381)
    Class C                                 (912,122)    (661,553)    (948,902)    (714,334)    (344,306)     (91,489)
  Distributions in excess of net
    investment income
    Class A                                  (44,837)     (12,445)    (167,279)     (34,321)     (91,739)     (20,332)
    Class B                                 (108,943)     (41,754)    (181,017)     (46,978)    (167,735)     (34,779)
    Class C                                  (49,086)     (18,701)     (84,332)     (21,194)     (48,628)      (9,563)
  Net realized gain on investments
    Class A                                       -0-          -0-          -0-          -0-     (31,533)    (109,207)
    Class B                                       -0-          -0-          -0-          -0-     (51,651)    (157,407)
    Class C                                       -0-          -0-          -0-          -0-     (14,082)     (39,965)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase                            37,636,801   17,338,126   59,757,965   19,566,732   56,394,462   20,866,666
  Total increase                          32,215,236   18,899,478   49,777,488   22,116,548   52,231,517   21,127,039

NET ASSETS
  Beginning of year                       68,194,497   49,295,019   92,628,678   70,512,130   30,884,660    9,757,621

  End of year                           $100,409,733  $68,194,497 $142,406,166  $92,628,678  $83,116,177  $30,884,660


See notes to financial statements.


32


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund II (the "Fund") which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a non-diversified open-end management investment company. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $41,750 for the Arizona, $31,450 for the Massachusetts, $25,550 for the Michigan and $27,200 for the Virginia Portfolios have been deferred and amortized on a straight-line basis through June, March, February and April 1999, respectively.

3. TAXES
It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class


33


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distribution are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net tax exempt income, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. For the year ended September 30, 1999, the Adviser agreed to waive all or a portion of its advisory fees. The aggregate amounts of such fee waivers were: Arizona Portfolio, $282,649; Florida Portfolio, $674,741; Massachusetts Portfolio, $495,867; Michigan Portfolio, $148,898; Minnesota Portfolio, $196,871; New Jersey Portfolio, $431,754; Ohio Portfolio, $454,227; Pennsylvania Portfolio, $286,615; and Virginia Portfolio, $350,775.

Pursuant to the advisory agreement, the Adviser provides to each Portfolio certain legal and accounting services. For the year ended September 30, 1999, the Adviser agreed to waive all or a portion of its fees for such services. The aggregate amounts of such fee waivers were $92,000 for the Arizona, Michigan, Minnesota and Virginia Portfolios and $23,000 for the Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Portfolios. In addition, the Adviser agreed to reimburse each Portfolio for certain operating expenses. Such expenses amounted to: Minnesota Portfolio, $11,314; and Virginia Portfolio, $8,121. There was no such reimbursement for the Arizona Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Michigan Portfolio, the New Jersey Portfolio, the Ohio Portfolio and the Pennsylvania Portfolio.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: Arizona Portfolio, $21,050; Florida Portfolio, $50,964; Massachusetts Portfolio, $34,602; Michigan Portfolio, $20,827; Minnesota Portfolio, $19,050; New Jersey Portfolio, $58,448; Ohio Portfolio, $40,636; Pennsylvania Portfolio, $55,971; and Virginia Portfolio, $27,757.

For the year ended September 30, 1999, each Portfolio's expenses were reduced under an expense offset arrangement with Alliance Fund Services as follows:

Arizona Portfolio, by $1,384; Florida Portfolio, by $3,446; Massachusetts Portfolio, by $2,448; Michigan Portfolio, by $1,423; Minnesota Portfolio, by $1,451; New Jersey Portfolio, by $3,882; Ohio Portfolio, by $2,425; Pennsylvania Portfolio, by $3,739; and Virginia Portfolio, by $1,980.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 1999 as follows:


34


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


                             FRONT END           CONTINGENT DEFERRED
                           SALES CHARGES            SALES CHARGES
                           -------------  -------------------------------------
PORTFOLIO                    CLASS A      CLASS A      CLASS B      CLASS C
                           -------------  -----------  -----------  -----------
Arizona                        $3,796          $-0-     $33,429       $2,509
Florida                        56,932       10,571       39,825       20,482
Massachusetts                  36,411          354       45,353       17,435
Michigan                       12,277           -0-      17,666        5,242
Minnesota                       6,975           -0-      11,382        2,941
New Jersey                     17,643       21,196       70,246        7,142
Ohio                           17,040        4,016       52,549       12,623
Pennsylvania                    7,843          699       49,284        4,135
Virginia                       33,074          683       36,018        9,839


NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

PORTFOLIO                      CLASS B             CLASS C
---------                     ----------          ----------
Arizona                       $1,956,413          $  411,760
Florida                        2,846,389           1,586,538
Massachusetts                  2,161,884           1,128,353
Michigan                       1,406,873           1,254,875
Minnesota                      1,789,761           1,106,874
New Jersey                     3,427,343           1,244,916
Ohio                           2,804,973           1,215,073
Pennsylvania                   2,546,313           1,131,897
Virginia                       2,707,431             575,874

Such costs may be recovered from each Portfolio at an annual rate of up to .30 of 1% of each Portfolio's daily net assets in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 1999 were as follows:

PORTFOLIO                     PURCHASES             SALES
---------                   ------------        ------------
Arizona                     $163,497,312        $121,826,159
Florida                      470,923,241         371,580,939
Massachusetts                345,379,729         284,571,327
Michigan                      80,316,928          66,688,497
Minnesota                     89,136,503          80,204,578
New Jersey                   189,695,270         148,699,970
Ohio                         210,215,531         178,401,316
Pennsylvania                 364,356,494         291,275,161
Virginia                     222,843,398         167,970,623


35


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


At September 30, 1999, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments for each Portfolio were as follows:


                                      GROSS         GROSS      NET UNREALIZED
                                   UNREALIZED     UNREALIZED    APPRECIATION/
PORTFOLIO            TAX COST     APPRECIATION  (DEPRECIATION) (DEPRECIATION)
---------          ------------   ------------  -------------  --------------
Arizona            $ 74,712,244     $  656,264   $  (349,044)      $  307,220
Florida             186,406,879        761,795    (1,166,782)        (404,987)
Massachusetts       111,691,615        826,999    (1,176,136)        (349,137)
Michigan             35,916,628        392,792       (67,690)         325,102
Minnesota            31,950,094        361,734       (69,632)         292,102
New Jersey          123,220,075      2,487,967      (298,388)       2,189,579
Ohio                 91,860,302      1,268,572      (248,318)       1,020,254
Pennsylvania        138,535,435      1,778,590      (464,970)       1,313,620
Virginia             80,700,662        477,905      (589,470)        (111,565)

For Federal income tax purposes at September 30, 1999, the Fund had capital loss carryforwards for the following Portfolios: $3,931,206 expiring in 2003 and 4,853 expiring in 2007, for Florida Portfolio; $650,584 expiring in 2003, and $492,981 expiring in 2004, for Minnesota Portfolio; $3,041,366 expiring in 2003, and $349,704 expiring in 2004, for New Jersey Portfolio; $2,526,402 expiring in 2003, and $332,000 expiring in 2004, for Ohio Portfolio; and $316,038 expiring in 2003, and 1,363 expiring in 2007, for Pennsylvania Portfolio. Any net capital losses incurred after October 31 ("Post October losses") within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year.


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized for Class A, Class B and Class C shares.

Transactions in shares of beneficial interest in each Portfolio were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
ARIZONA PORTFOLIO        1999           1998          1999            1998
-----------------    ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,277,927     1,731,764     $24,623,422     $18,634,736
Shares issued in
  reinvestment of
  dividends and
  distributions           72,186        45,597         777,242         491,757
Shares converted
  from Class B            19,950        10,448         215,625         163,390
Shares redeemed         (588,982)     (723,933)     (6,374,579)     (7,863,841)
Net increase           1,781,081     1,063,876     $19,241,710     $11,426,042

CLASS B
Shares sold            1,905,927       730,287     $20,514,932     $ 7,895,448
Shares issued in
  reinvestment of
  dividends and
  distributions           51,041        30,944         548,786         333,822
Shares converted
  to Class A             (19,950)      (10,458)       (215,625)       (163,390)
Shares redeemed         (170,811)     (115,125)     (1,824,014)     (1,192,886)
Net increase           1,766,207       635,648     $19,024,079     $ 6,872,994


36


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
ARIZONA PORTFOLIO        1999           1998          1999            1998
-----------------    ------------  ------------  --------------  --------------
CLASS C
Shares sold              552,598       287,268      $5,960,967      $3,107,936
Shares issued in
  reinvestment of
  dividends and
  distributions           16,202         9,267         174,860         100,059
Shares redeemed          (93,570)      (34,469)     (1,014,099)       (372,072)
Net increase             475,230       262,066      $5,121,728      $2,835,923


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
FLORIDA PORTFOLIO        1999           1998          1999            1998
-----------------    ------------  ------------  --------------  --------------
CLASS A
Shares sold            4,938,321     3,074,851     $50,810,230     $31,787,286
Shares issued in
  reinvestment of
  dividends              157,067        53,907       1,602,230         557,235
Shares converted
  from Class B           307,992        60,032       3,065,724         668,487
Shares redeemed       (1,515,732)     (676,944)    (15,363,283)     (7,012,672)
Net increase           3,887,648     2,511,846     $40,114,901     $26,000,336

CLASS B
Shares sold            3,874,899     1,752,957     $39,796,253     $18,139,164
Shares issued in
  reinvestment of
  dividends              132,982        65,852       1,358,222         680,172
Shares converted
  to Class A            (307,992)      (60,032)     (3,065,724)       (668,487)
Shares redeemed         (704,252)     (319,776)     (7,164,709)     (3,256,349)
Net increase           2,995,637     1,439,001     $30,924,042     $14,894,500

CLASS C
Shares sold            1,798,383       930,521     $18,543,697     $ 9,625,371
Shares issued in
  reinvestment of
  dividends               95,440        58,806         975,564         607,695
Shares redeemed         (603,835)     (518,362)     (6,152,943)     (5,347,873)
Net increase           1,289,988       470,965     $13,366,318     $ 4,885,193


37


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
MASSACHUSETTS        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold            3,312,860     1,525,593     $37,219,332     $17,085,284
Shares issued in
  reinvestment of
  dividends and
  distributions          114,805        50,570       1,280,006         566,795
Shares converted
  from Class B            18,753           717         202,106          58,037
Shares redeemed       (1,268,882)     (400,515)    (14,120,578)     (4,495,983)
Net increase           2,177,536     1,176,365     $24,580,866     $13,214,133

CLASS B
Shares sold            2,527,508     1,237,850     $28,165,325     $13,890,559
Shares issued in
  reinvestment of
  dividends and
  distributions           81,618        36,577         910,840         409,785
Shares converted
  to Class A             (18,753)         (717)       (202,106)        (58,037)
Shares redeemed         (378,875)     (127,210)     (4,147,852)     (1,375,179)
Net increase           2,211,498     1,146,500     $24,726,207     $12,867,128

CLASS C
Shares sold            1,554,684     1,013,035     $17,399,768     $11,364,712
Shares issued in
  reinvestment of
  dividends and
  distributions           73,064        46,652         814,318         522,783
Shares redeemed         (455,361)     (171,986)     (5,076,849)     (1,927,289)
Net increase           1,172,387       887,701     $13,137,237      $9,960,206


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
MICHIGAN             SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold              487,789       434,869      $5,078,916      $4,494,329
Shares issued in
  reinvestment of
  dividends and
  distributions           32,476        32,622         337,440         340,581
Shares converted
  from Class B             2,666         2,043          28,003          71,547
Shares redeemed         (167,913)     (210,595)     (1,734,568)     (2,208,136)
Net increase             355,018       258,939      $3,709,791      $2,698,321

CLASS B
Shares sold              623,638       447,245      $6,488,521      $4,685,103
Shares issued in
  reinvestment of
  dividends and
  distributions           36,531        31,065         379,775         323,917
Shares converted
  to Class A              (2,666)       (2,043)        (28,003)        (71,547)
Shares redeemed         (167,093)      (93,242)     (1,729,098)       (927,923)
Net increase             490,410       383,025      $5,111,195      $4,009,550

CLASS C
Shares sold              498,274       489,303      $5,196,724      $5,126,475
Shares issued in
  reinvestment of
  dividends and
  distributions           38,412        39,986         398,957         417,372
Shares redeemed         (314,121)     (166,391)     (3,239,098)     (1,742,893)
Net increase             222,565       362,898      $2,356,583      $3,800,954


38


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
MINNESOTA            SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold              497,561       240,220      $5,020,946      $2,376,324
Shares issued in
  reinvestment of
  dividends               27,350        15,544         273,996         157,123
Shares converted
  from Class B            82,720         5,897         805,502         109,403
Shares redeemed         (123,890)      (62,015)     (1,231,987)       (628,217)
Net increase             483,741       199,646      $4,868,457      $2,014,633

CLASS B
Shares sold              352,879       641,379      $3,549,698      $6,478,136
Shares issued in
  reinvestment of
  dividends               40,642        32,588         408,744         329,386
Shares converted
  to Class A             (82,720)       (5,897)       (805,502)       (109,403)
Shares redeemed         (208,063)     (164,976)     (2,072,985)     (1,616,471)
Net increase             102,738       503,094      $1,079,955      $5,081,648

CLASS C
Shares sold              311,979       170,118      $3,153,964      $1,720,113
Shares issued in
  reinvestment of
  dividends               28,240        26,170         283,659         264,223
Shares redeemed         (156,007)     (179,084)     (1,570,414)     (1,808,073)
Net increase             184,212        17,204      $1,867,209      $  176,263


                                SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
NEW JERSEY           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold            1,418,607       751,262     $14,654,659     $ 7,705,304
Shares issued in
  reinvestment of
  dividends               71,338        54,575         736,677         561,562
Shares converted
  from Class B           501,257        21,774       5,056,860         268,704
Shares redeemed         (792,821)     (298,768)     (8,182,428)     (3,073,637)
Net increase           1,198,381       528,843     $12,265,768     $ 5,461,933

CLASS B
Shares sold            3,200,774     1,449,989     $33,167,812     $14,941,581
Shares issued in
  reinvestment of
  dividends              162,998       113,069       1,683,868       1,163,362
Shares converted
  to Class A            (501,257)      (21,774)     (5,056,860)       (268,704)
Shares redeemed         (914,657)     (722,074)     (9,402,931)     (7,381,335)
Net increase           1,947,858       819,210     $20,391,889     $ 8,454,904

CLASS C
Shares sold            1,216,161       668,420     $12,623,102     $ 6,885,939
Shares issued in
  reinvestment of
  dividends               84,996        65,486         878,529         673,386
Shares redeemed         (507,784)     (354,535)     (5,232,779)     (3,647,312)
Net increase             793,373       379,371     $ 8,268,852     $ 3,912,013


39


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
OHIO PORTFOLIO          1999           1998          1999            1998
--------------      ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,475,518       639,331     $15,096,494     $ 6,566,039
Shares issued in
  reinvestment of
  dividends               48,567        33,356         496,061         344,655
Shares converted
  from Class B           290,049        58,121       2,897,413         646,153
Shares redeemed         (412,951)     (117,443)     (4,253,626)     (1,213,183)
Net increase           1,401,183       613,365     $14,236,342     $ 6,343,664

CLASS B
Shares sold            2,157,546     1,207,646     $22,134,341     $12,480,119
Shares issued in
  reinvestment of
  dividends              136,727       100,554       1,403,955       1,038,805
Shares converted
  to Class A            (290,049)      (58,121)     (2,897,413)       (646,153)
Shares redeemed         (596,765)     (320,073)     (6,060,731)     (3,263,624)
Net increase           1,407,459       930,006     $14,580,152     $ 9,609,147

CLASS C
Shares sold            1,196,091       372,776     $12,324,925     $ 3,860,583
Shares issued in
  reinvestment of
  dividends               64,479        46,608         659,657         480,928
Shares redeemed         (410,627)     (286,393)     (4,164,275)     (2,956,196)
Net increase             849,943       132,991     $ 8,820,307     $ 1,385,315


                                SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PENNSYLVANIA         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold            3,024,140     1,354,357     $31,598,359     $14,149,149
Shares issued in
  reinvestment of
  dividends              150,874        96,257       1,566,915       1,006,799
Shares converted
  from Class B           477,975        64,196       4,823,033         722,138
Shares redeemed         (680,929)     (586,559)     (7,066,429)     (6,149,684)
Net increase           2,972,060       928,251     $30,921,878     $ 9,728,402

CLASS B
Shares sold            2,668,536     1,163,458     $27,855,387     $12,209,270
Shares issued in
  reinvestment of
  dividends              122,280        85,232       1,271,826         891,248
Shares converted
  to Class A            (477,975)      (64,196)     (4,823,033)       (722,138)
Shares redeemed         (756,737)     (392,609)     (7,843,288)     (4,075,590)
Net increase           1,556,104       791,885     $16,460,892     $ 8,302,790

CLASS C
Shares sold            1,404,524       428,757     $14,722,908     $ 4,483,838
Shares issued in
  reinvestment of
  dividends               59,984        38,019         624,110         397,062
Shares redeemed         (287,237)     (320,592)     (2,971,823)     (3,345,360)
Net increase           1,177,271       146,184     $12,375,195     $ 1,535,540


40


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
VIRGINIA             SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
PORTFOLIO               1999           1998           1999            1998
------------        -------------  -------------  --------------  -------------
CLASS A
Shares sold            1,961,441       657,077     $20,961,953     $ 7,125,472
Shares issued in
  reinvestment of
  dividends and
  distributions           64,215     23,268         684,946         252,054
Shares converted
  from Class B             9,212         5,107          96,919         105,746
Shares redeemed         (244,939)      (72,986)     (2,603,335)       (800,978)
Net increase           1,789,929       612,466     $19,140,483     $ 6,682,294

CLASS B
Shares sold            2,789,674     1,005,543     $29,989,497     $10,994,477
Shares issued in
  reinvestment of
  dividends and
  distributions          104,702        37,823       1,116,887         409,683
Shares converted
  to Class A              (9,212)       (5,107)        (96,919)       (105,746)
Shares redeemed         (262,985)      (47,923)     (2,787,282)       (472,693)
Net increase           2,622,179       990,336     $28,222,183     $10,825,721

CLASS C
Shares sold              979,841       311,389     $10,520,143     $ 3,408,930
Shares issued in
  reinvestment of
  dividends and
  distributions           29,968        11,402         319,844         123,580
Shares redeemed         (170,313)      (15,874)     (1,808,191)       (173,859)
Net increase             839,496       306,917     $ 9,031,796     $ 3,358,651


41


FINANCIAL HIGHLIGHTS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   ARIZONA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.03       $10.78       $10.32       $10.29        $9.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51(b)       .54(b)       .57(b)       .55(b)       .56
Net realized and unrealized gain (loss)
  on investment transactions                    (.55)         .45          .48          .14          .53
Net increase (decrease) in net asset
  value from operations                         (.04)         .99        1.05          .69         1.09

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.54)        (.57)        (.55)        (.56)
Distributions in excess of net
  investment income                             (.04)        (.02)          -0-        (.03)        (.01)
Distributions from net realized gains           (.04)        (.18)        (.02)        (.08)          -0-
Total dividends and distributions               (.59)        (.74)        (.59)        (.66)        (.57)
Net asset value, end of year                  $10.40       $11.03       $10.78       $10.32       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.45)%       9.54%       10.54%        6.84%       11.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $38,472      $21,185       $9,225       $4,409       $2,379
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .78%         .78%         .78%         .78%         .78%
  Expenses, before waivers/
    reimbursements                              1.39%        1.55%        2.71%        3.69%        4.88%
  Net investment income, net of
    waivers/reimbursements                      4.74%        4.92%        5.42%        5.33%        5.56%
Portfolio turnover rate                          217%          45%         193%         244%          85%


See footnote summary on page 68.


42


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   ARIZONA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.03       $10.78       $10.32       $10.29        $9.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .45(b)       .50(b)       .47(b)       .49
Net realized and unrealized gain (loss)
  on investment transactions                    (.55)         .47          .48          .14          .53
Net increase (decrease) in net asset
  value from operations                         (.12)         .92          .98          .61         1.02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.45)        (.50)        (.47)        (.49)
Distributions in excess of net
  investment income                             (.05)        (.04)          -0-        (.03)        (.01)
Distributions from net realized gains           (.04)        (.18)        (.02)        (.08)          -0-
Total dividends and distributions               (.52)        (.67)        (.52)        (.58)        (.50)
Net asset value, end of year                  $10.39       $11.03       $10.78       $10.32       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.19)%       8.84%        9.80%        6.10%       10.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $31,242      $13,698       $6,531       $5,199       $3,166
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.48%        1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                              2.16%        2.30%        3.40%        4.40%        5.58%
  Net investment income, net of
    waivers/reimbursements                      4.05%        4.21%        4.73%        4.62%        4.89%
Portfolio turnover rate                          217%          45%         193%         244%          85%


See footnote summary on page 68.


43


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   ARIZONA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.03       $10.78       $10.32       $10.30        $9.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .45(b)       .50(b)       .47(b)       .49
Net realized and unrealized gain (loss)
  on investment transactions                    (.55)         .47          .48          .13          .54
Net increase (decrease) in net asset
  value from operations                         (.12)         .92          .98          .60         1.03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.45)        (.50)        (.47)        (.49)
Distributions in excess of net
  investment income                             (.05)        (.04)          -0-        (.03)        (.01)
Distributions from net realized gains           (.04)        (.18)        (.02)        (.08)          -0-
Total dividends and distributions               (.52)        (.67)        (.52)        (.58)        (.50)
Net asset value, end of year                  $10.39       $11.03       $10.78       $10.32       $10.30

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.19)%       8.83%        9.80%        6.00%       10.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $9,368       $4,708       $1,775         $710         $481
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.48%        1.48%        1.48%        1.48%        1.48%
  Expenses, before waivers/
    reimbursements                              2.17%        2.34%        3.39%        4.41%        5.58%
  Net investment income, net of
    waivers/reimbursements                      4.05%        4.19%        4.70%        4.61%        4.90%
Portfolio turnover rate                          217%          45%         193%         244%          85%


See footnote summary on page 68.


44


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   FLORIDA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.48       $10.14        $9.73        $9.58        $8.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51(b)       .52(b)       .55(b)       .54(b)       .55
Net realized and unrealized gain
  (loss) on investment transactions             (.65)         .37          .41          .16          .69
Net increase (decrease) in net asset
  value from operations                         (.14)         .89          .96          .70         1.24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.52)        (.55)        (.54)        (.55)
Distributions in excess of net
  investment income                             (.02)        (.03)          -0-        (.01)          -0-
Total dividends and distributions               (.53)        (.55)        (.55)        (.55)        (.55)
Net asset value, end of year                   $9.81       $10.48       $10.14        $9.73        $9.58

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.38)%       8.97%       10.14%        7.45%       14.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $79,752      $44,440      $17,516      $14,297      $11,956
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .73%         .73%         .73%         .73%         .73%
  Expenses, before waivers/
    reimbursements                              1.18%        1.27%        1.35%        1.33%        1.33%
  Net investment income, net of
    waivers/reimbursements                      4.94%        5.14%        5.58%        5.52%        5.91%
Portfolio turnover rate                          244%          65%         204%         237%         146%


See footnote summary on page 68.


45


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   FLORIDA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.48       $10.14        $9.74        $9.58        $8.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .46(b)       .48(b)       .47(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.64)         .36          .40          .17          .70
Net increase (decrease) in net asset
  value from operations                         (.21)         .82          .88          .64         1.17

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.46)        (.48)        (.47)        (.47)
Distributions in excess of net
  investment income                             (.03)        (.02)          -0-        (.01)        (.01)
Total dividends and distributions               (.46)        (.48)        (.48)        (.48)        (.48)
Net asset value, end of year                   $9.81       $10.48       $10.14        $9.74        $9.58

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (2.06)%       8.22%        9.24%        6.78%       13.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $67,532      $40,740      $24,820      $22,235      $20,660
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.43%        1.43%        1.43%        1.43%        1.42%
  Expenses, before waivers/
    reimbursements                              1.91%        1.97%        2.05%        2.03%        2.03%
  Net investment income, net of
   waivers/reimbursements                       4.25%        4.46%        4.87%        4.81%        5.22%
Portfolio turnover rate                          244%          65%         204%         237%         146%


See footnote summary on page 68.


46


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   FLORIDA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.48       $10.14        $9.74        $9.58        $8.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .46(b)       .49(b)       .47(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.64)         .36          .39          .17          .70
Net increase (decrease) in net asset
  value from operations                         (.21)         .82          .88          .64         1.17

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.46)        (.48)        (.47)        (.47)
Distributions in excess of net
 investment income                              (.03)        (.02)          -0-        (.01)        (.01)
Total dividends and distributions               (.46)        (.48)        (.48)        (.48)        (.48)
Net asset value, end of year                   $9.81       $10.48       $10.14        $9.74        $9.58

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (2.06)%       8.22%        9.23%        6.78%       13.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $42,169      $31,524      $25,722      $30,121      $30,787
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.43%        1.43%        1.43%        1.43%        1.42%
  Expenses, before waivers/
    reimbursements                              1.91%        1.99%        2.03%        2.02%        2.03%
  Net investment income, net of
    waivers/reimbursements                      4.24%        4.48%        4.89%        4.81%        5.27%
Portfolio turnover rate                          244%          65%         204%         237%         146%


See footnote summary on page 68.


47


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                MASSACHUSETTS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.39       $11.19       $10.85       $10.50       $10.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .53(b)       .54(b)       .58(b)       .60(b)       .58
Net realized and unrealized gain (loss)
  on investment transactions                    (.66)         .45          .57          .44          .41
Net increase (decrease) in net asset
  value from operations                         (.13)         .99         1.15         1.04          .99

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.53)        (.54)        (.58)        (.59)        (.58)
Distributions in excess of net
  investment income                             (.04)        (.06)        (.03)        (.02)        (.03)
Distributions from net realized gains           (.03)        (.19)        (.20)        (.08)          -0-
Total dividends and distributions               (.60)        (.79)        (.81)        (.69)        (.61)
Net asset value, end of year                  $10.66       $11.39       $11.19       $10.85       $10.50

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.24)%       9.18%       11.14%       10.25%       10.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $44,758      $23,026       $9,461       $3,211       $1,337
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                 .72%         .72%         .72%         .62%         .60%
  Expenses, before waivers/
  reimbursements                                1.24%        1.51%        2.40%        3.15%        6.44%
  Net investment income, net of
  waivers/reimbursements                        4.74%        4.87%        5.40%        5.62%        5.67%
Portfolio turnover rate                          303%          69%         134%         246%         155%


See footnote summary on page 68.


48


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 MASSACHUSETTS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.38       $11.19       $10.84       $10.49       $10.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .45(b)       .46(b)       .51(b)       .52(b)       .52
Net realized and unrealized gain (loss)
  on investment transactions                    (.65)         .45          .58          .45          .39
Net increase (decrease) in net asset
  value from operations                         (.20)         .91         1.09          .97          .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.46)        (.51)        (.52)        (.52)
Distributions in excess of net
  investment income                             (.05)        (.07)        (.03)        (.02)        (.02)
Distributions from net realized gains           (.03)        (.19)        (.20)        (.08)          -0-
Total dividends and distributions               (.53)        (.72)        (.74)        (.62)        (.54)
Net asset value, end of year                  $10.65       $11.38       $11.19       $10.84       $10.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.87)%       8.40%       10.52%        9.52%        9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $42,628      $20,400       $7,230       $3,683       $1,754
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.42%        1.42%        1.42%        1.32%        1.30%
  Expenses, before waivers/
    reimbursements                              1.97%        2.22%        3.07%        3.85%        7.14%
  Net investment income, net of
    waivers/reimbursements                      4.06%        4.16%        4.73%        4.93%        4.90%
Portfolio turnover rate                          303%          69%         134%         246%         155%


See footnote summary on page 68.


49


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 MASSACHUSETTS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.38       $11.19       $10.84       $10.49       $10.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .45(b)       .47(b)       .51(b)       .52(b)       .52
Net realized and unrealized gain(loss)
  on investment transactions                    (.65)         .44          .58          .45          .39
Net increase (decrease) in net asset
  value from operations                         (.20)         .91         1.09          .97          .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.47)        (.51)        (.52)        (.52)
Distributions in excess of net
  investment income                             (.05)        (.06)        (.03)        (.02)        (.02)
Distributions from net realized gains           (.03)        (.19)        (.20)        (.08)          -0-
Total dividends and distributions               (.53)        (.72)        (.74)        (.62)        (.54)
Net asset value, end of year                  $10.65       $11.38       $11.19       $10.84       $10.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.87)%       8.40%       10.52%        9.52%        9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $29,365      $18,050       $7,815       $4,514       $2,556
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.42%        1.42%        1.42%        1.31%        1.30%
  Expenses, before waivers/
    reimbursements                              1.96%        2.21%        3.09%        3.84%        7.14%
  Net investment income, net of
    waivers/reimbursements                      4.05%        4.18%        4.75%        4.88%        4.85%
Portfolio turnover rate                          303%          69%         134%         246%         155%


See footnote summary on page 68.


50


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   MICHIGAN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.62       $10.52       $10.12       $10.10        $9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)       .48(b)       .53(b)       .52(b)       .52
Net realized and unrealized gain (loss)
  on investment transactions                    (.45)         .44          .55          .22          .78
Net increase (decrease) in net asset
  value from operations                          .01          .92         1.08          .74         1.30

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.48)        (.53)        (.52)        (.52)
Distributions in excess of net
  investment income                             (.04)        (.05)        (.02)        (.03)        (.03)
Distributions from net realized gains           (.07)        (.29)        (.13)        (.17)          -0-
Total dividends and distributions               (.57)        (.82)        (.68)        (.72)        (.55)
Net asset value, end of year                  $10.06       $10.62       $10.52       $10.12       $10.10

TOTAL RETURN
Total investment return based on net
  asset value (c)                                .03%        9.08%       11.05%        7.54%       14.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $11,760       $8,640       $5,836       $6,123       $5,158
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .96%         .96%         .96%         .96%        1.36%
  Expenses, before waivers/
    reimbursements                              1.62%        1.89%        2.46%        2.77%        3.43%
  Net investment income, net of
    waivers/reimbursements                      4.48%        4.57%        5.24%        5.21%        5.27%
Portfolio turnover rate                          213%         134%         161%         242%         151%


See footnote summary on page 68.


51


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  MICHIGAN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.61       $10.52       $10.12       $10.10        $9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .39(b)       .40(b)       .46(b)       .45(b)       .45
Net realized and unrealized gain (loss)
  on investment transactions                    (.45)         .44          .55          .22          .78
Net increase (decrease) in net asset
  value from operations                         (.06)         .84         1.01          .67         1.23

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.40)        (.46)        (.45)        (.45)
Distributions in excess of net
  investment income                             (.04)        (.06)        (.02)        (.03)        (.03)
Distributions from net realized gains           (.07)        (.29)        (.13)        (.17)          -0-
Total dividends and distributions               (.50)        (.75)        (.61)        (.65)        (.48)
Net asset value, end of year                  $10.05       $10.61       $10.52       $10.12       $10.10

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.64)%       8.26%       10.30%        6.80%       13.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $13,844       $9,411       $5,300       $3,553       $2,424
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.66%        1.66%        1.66%        1.66%        2.06%
  Expenses, before waivers/
    reimbursements                              2.44%        2.61%        3.23%        3.48%        4.12%
  Net investment income, net of
    waivers/reimbursements                      3.79%        3.87%        4.53%        4.51%        4.57%
Portfolio turnover rate                          213%         134%         161%         242%         151%


See footnote summary on page 68.


52


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  MICHIGAN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.61       $10.52       $10.12       $10.10        $9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .40(b)       .41(b)       .46(b)       .45(b)       .45
Net realized and unrealized gain (loss)
  on investment transactions                    (.46)         .43          .55          .22          .78
Net increase (decrease) in net asset
  value from operations                         (.06)         .84         1.01          .67         1.23

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.40)        (.41)        (.46)        (.45)        (.45)
Distributions in excess of net
  investment income                             (.03)        (.05)        (.02)        (.03)        (.03)
Distributions from net realized gains           (.07)        (.29)        (.13)        (.17)          -0-
Total dividends and distributions               (.50)        (.75)        (.61)        (.65)        (.48)
Net asset value, end of year                  $10.05       $10.61       $10.52       $10.12       $10.10

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.64)%       8.26%       10.30%        6.80%       13.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $10,747       $8,983       $5,089       $3,940       $2,886
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.66%        1.66%        1.66%        1.66%        2.06%
  Expenses, before waivers/
    reimbursements                              2.43%        2.59%        3.20%        3.48%        4.13%
  Net investment income, net of
    waivers/reimbursements                      3.78%        3.88%        4.55%        4.50%        4.69%
Portfolio turnover rate                          213%         134%         161%         242%         151%


See footnote summary on page 68.


53


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  MINNESOTA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.22        $9.97        $9.58        $9.49        $9.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)       .50(b)       .53(b)       .53(b)       .53
Net realized and unrealized gain (loss)
  on investment transactions                    (.53)         .27          .39          .11          .32
Net increase (decrease) in net asset
  value from operations                         (.04)         .77          .92          .64          .85

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.50)        (.53)        (.53)        (.53)
Distributions in excess of net
  investment income                             (.02)        (.02)          -0-        (.02)        (.02)
Total dividends and distributions               (.51)        (.52)        (.53)        (.55)        (.55)
Net asset value, end of year                   $9.67       $10.22        $9.97        $9.58        $9.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.48)%       7.94%        9.93%        6.95%        9.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $10,601       $6,261       $4,120       $3,165       $2,414
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .75%         .75%         .75%         .72%         .71%
  Expenses, before waivers/
    reimbursements                              1.63%        1.80%        2.22%        2.19%        2.30%
  Net investment income, net of
    waivers/reimbursements                      4.90%        4.92%        5.44%        5.54%        5.71%
Portfolio turnover rate                          259%          30%         131%         195%         117%


See footnote summary on page 68.


54


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  MINNESOTA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.22        $9.97        $9.58        $9.49        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .42(b)       .46(b)       .46(b)       .46
Net realized and unrealized gain (loss)
  on investment transactions                    (.53)         .28          .39          .11          .33
Net increase (decrease) in net asset
  value from operations                         (.11)         .70          .85          .57          .79

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.42)        (.46)        (.46)        (.46)
Distributions in excess of net
  investment income                             (.02)        (.03)          -0-        (.02)        (.02)
Total dividends and distributions               (.44)        (.45)        (.46)        (.48)        (.48)
Net asset value, end of year                   $9.67       $10.22        $9.97        $9.58        $9.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.19)%       7.17%        9.13%        6.15%        8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $14,111      $13,867       $8,517       $8,291       $7,299
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.46%        1.46%        1.46%        1.42%        1.42%
  Expenses, before waivers/
  reimbursements                                2.43%        2.52%        2.91%        2.89%        3.02%
  Net investment income, net of
  waivers/reimbursements                        4.16%        4.19%        4.75%        4.82%        4.97%
Portfolio turnover rate                          259%          30%         131%         195%         117%


See footnote summary on page 68.


55


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                   MINNESOTA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                                                YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.22        $9.97        $9.58        $9.50        $9.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .43(b)       .46(b)       .46(b)       .46
Net realized and unrealized gain (loss)
  on investment transactions                    (.53)         .27          .39          .10          .33
Net increase (decrease) in net asset
  value from operations                         (.11)         .70          .85          .56          .79

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.43)        (.46)        (.46)        (.46)
Distributions in excess of net
  investment income                             (.02)        (.02)          -0-        (.02)        (.02)
Total dividends and distributions               (.44)        (.45)        (.46)        (.48)        (.48)
Net asset value, end of year                   $9.67       $10.22        $9.97        $9.58        $9.50

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.19)%       7.18%        9.13%        6.03%        8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $9,081       $7,716       $7,358       $6,553       $7,305
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.45%        1.45%        1.45%        1.41%        1.41%
  Expenses, before waivers/
    reimbursements                              2.44%        2.48%        2.89%        2.88%        3.00%
  Net investment income, net of
    waivers/reimbursements                      4.17%        4.23%        4.76%        4.82%        5.05%
Portfolio turnover rate                          259%          30%         131%         195%         117%


See footnote summary on page 68.


56


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  NEW JERSEY PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.46       $10.15        $9.72        $9.65        $9.07

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)       .51(b)       .51(b)       .51(b)       .54
Net realized and unrealized gain (loss)
  on investment transactions                    (.51)         .32          .44          .11          .59
Net increase (decrease) in net asset
  value from operations                         (.02)         .83          .95          .62         1.13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.51)        (.51)        (.51)        (.54)
Distributions in excess of net
  investment income                             (.02)        (.01)        (.01)        (.04)        (.01)
Total dividends and distributions               (.51)        (.52)        (.52)        (.55)        (.55)
Net asset value, end of year                   $9.93       $10.46       $10.15        $9.72        $9.65

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.29)%       8.36%       10.01%        6.57%       12.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $33,109      $22,333      $16,309      $15,520      $11,612
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .82%         .82%         .82%         .82%         .82%
  Expenses, before waivers/
    reimbursements                              1.25%        1.29%        1.34%        1.35%        1.35%
  Net investment income, net of
    waivers/reimbursements                      4.82%        4.93%        5.16%        5.26%        5.73%
Portfolio turnover rate                          131%          35%          61%         132%          86%


See footnote summary on page 68.


57


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  NEW JERSEY PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.46       $10.16        $9.72        $9.66        $9.07

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .43(b)       .44(b)       .44(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.51)         .32          .45          .10          .60
Net increase (decrease) in net asset
  value from operations                         (.09)         .75          .89          .54         1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.43)        (.44)        (.45)        (.47)
Distributions in excess of net
  investment income                             (.02)        (.02)        (.01)        (.03)        (.01)
Total dividends and distributions               (.44)        (.45)        (.45)        (.48)        (.48)
Net asset value, end of year                   $9.93       $10.46       $10.16        $9.72        $9.66

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.99)%       7.50%        9.32%        5.66%       12.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $64,929      $48,027      $38,308      $39,099      $34,695
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.53%        1.53%        1.53%        1.53%        1.53%
  Expenses, before waivers/
    reimbursements                              1.99%        2.00%        2.04%        2.05%        2.06%
  Net investment income, net of
    waivers/reimbursements                      4.10%        4.23%        4.45%        4.56%        5.03%
Portfolio turnover rate                          131%          35%          61%         132%          86%


See footnote summary on page 68.


58


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  NEW JERSEY PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.46       $10.16        $9.72        $9.66        $9.07

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .43(b)       .44(b)       .44(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.52)         .32          .45          .10          .60
Net increase (decrease) in net asset
  value from operations                         (.09)         .75          .89          .54         1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.43)        (.44)        (.45)        (.47)
Distributions in excess of net
  investment income                             (.01)        (.02)        (.01)        (.03)        (.01)
Total dividends and distributions               (.44)        (.45)        (.45)        (.48)        (.48)
Net asset value, end of year                   $9.93       $10.46       $10.16        $9.72        $9.66

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.99)%       7.50%        9.32%        5.66%       12.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $32,578      $26,018      $21,404      $22,579      $21,255
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.52%        1.52%        1.52%        1.52%        1.52%
  Expenses, before waivers/
    reimbursements                              1.98%        1.99%        2.03%        2.04%        2.06%
  Net investment income, net of
    waivers/reimbursements                      4.12%        4.23%        4.47%        4.56%        5.09%
Portfolio turnover rate                          131%          35%          61%         132%          86%


See footnote summary on page 68.


59


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    OHIO PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.45       $10.16        $9.61        $9.53        $9.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)       .52(b)       .54(b)       .52(b)       .54
Net realized and unrealized gain (loss)
  on investment transactions                    (.55)         .30          .54          .11          .48
Net increase (decrease) in net asset
  value from operations                         (.06)         .82         1.08          .63         1.02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.52)        (.53)        (.53)        (.54)
Distributions in excess of net
  investment income                             (.04)        (.01)          -0-        (.02)        (.01)
Total dividends and distributions               (.53)        (.53)        (.53)        (.55)        (.55)
Net sset value, end of year                    $9.86       $10.45       $10.16        $9.61        $9.53

TOTAL RETURN
Total investment return based on net
  asset value (c)                               (.70)%       8.30%       11.60%        6.72%       11.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $27,229      $14,220       $7,596       $6,054       $4,170
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .75%         .75%         .75%         .75%         .75%
  Expenses, before waivers/
    reimbursements                              1.30%        1.35%        1.52%        1.48%        1.51%
  Net investment income, net of
    waivers/reimbursements                      4.88%        5.05%        5.49%        5.47%        5.74%
Portfolio turnover rate                          208%          16%         104%         182%         108%


See footnote summary on page 68.


60


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    OHIO PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.45       $10.16        $9.61        $9.54        $9.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .45(b)       .48(b)       .46(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.57)         .30          .53          .09          .49
Net increase (decrease) in net asset
  value from operations                         (.14)         .75         1.01          .55          .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.45)        (.46)        (.46)        (.47)
Distributions in excess of net
  investment income                             (.02)        (.01)          -0-        (.02)        (.01)
Total dividends and distributions               (.45)        (.46)        (.46)        (.48)        (.48)
Net asset value, end of year                   $9.86       $10.45       $10.16        $9.61        $9.54

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.38)%       7.56%       10.80%        5.82%       10.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $49,055      $37,289      $26,821      $25,334      $21,821
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.46%        1.46%        1.46%        1.46%        1.46%
  Expenses, before waivers/
    reimbursements                              2.01%        2.05%        2.22%        2.18%        2.21%
  Net investment income, net of
    waivers/reimbursements                      4.17%        4.34%        4.81%        4.77%        5.08%
Portfolio turnover rate                          208%          16%         104%         182%         108%


See footnote summary on page 68.


61


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                    OHIO PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.45       $10.16        $9.61        $9.54        $9.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .43(b)       .45(b)       .47(b)       .46(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.57)         .30          .54          .09          .49
Net increase (decrease) in net asset
  value from operations                         (.14)         .75         1.01          .55          .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.45)        (.46)        (.46)        (.47)
Distributions in excess of net
  investment income                             (.02)        (.01)          -0-        (.02)        (.01)
Total dividends and distributions               (.45)        (.46)        (.46)        (.48)        (.48)
Net asset value, end of year                   $9.86       $10.45       $10.16        $9.61        $9.54

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.38)%       7.56%       10.80%        5.82%       10.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $24,126      $16,685      $14,878      $17,203      $18,874
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.45%        1.45%        1.45%        1.45%        1.45%
  Expenses, before waivers/
    reimbursements                              2.01%        2.04%        2.20%        2.16%        2.20%
  Net investment income, net of
    waivers/reimbursements                      4.18%        4.36%        4.81%        4.78%        5.14%
Portfolio turnover rate                          208%          16%         104%         182%         108%


See footnote summary on page 68.


62


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 PENNSYLVANIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.66       $10.33        $9.85        $9.64        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)       .53(b)       .55(b)       .49(b)       .54
Net realized and unrealized gain (loss)
  on investment transactions                    (.73)         .35          .49          .28          .48
Net increase (decrease) in net asset
  value from operations                         (.24)         .88         1.04          .77         1.02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.53)        (.55)        (.53)        (.54)
Distributions in excess of net
  investment income                             (.04)        (.02)        (.01)        (.03)        (.02)
Total dividends and distributions               (.53)        (.55)        (.56)        (.56)        (.56)
Net asset value, end of year                   $9.89       $10.66       $10.33        $9.85        $9.64

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (2.43)%       8.72%       10.85%        8.17%       11.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $62,479      $35,632      $24,948      $21,104       $8,721
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .95%         .95%         .95%        1.00%        1.00%
  Expenses, before waivers/
    reimbursements                              1.24%        1.29%        1.40%        1.45%        1.47%
  Net investment income, net of
    waivers/reimbursements                      4.68%        5.10%        5.44%        5.40%        5.78%
Portfolio turnover rate                          249%          70%          85%         185%         114%


See footnote summary on page 68.


63


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 PENNSYLVANIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS             $10.66       $10.33        $9.86        $9.65        $9.18
Net investment income (a)                        .41(b)       .46(b)       .47(b)       .46(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.73)         .34          .49          .24          .49
Net increase (decrease) in net asset
  value from operations                         (.32)         .80          .96          .70          .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.41)        (.46)        (.47)        (.46)        (.47)
Distributions in excess of net
  investment income                             (.04)        (.01)        (.02)        (.03)        (.02)
Total dividends and distributions               (.45)        (.47)        (.49)        (.49)        (.49)
Net asset value, end of year                   $9.89       $10.66       $10.33        $9.86        $9.65

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (3.10)%       7.98%        9.95%        7.38%       10.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $52,012      $39,465      $30,078      $30,440      $28,559
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.66%        1.66%        1.66%        1.71%        1.71%
  Expenses, before waivers/
    reimbursements                              1.98%        2.00%        2.09%        2.15%        2.17%
  Net investment income, net of
    waivers/reimbursements                      3.96%        4.39%        4.72%        4.69%        5.09%
Portfolio turnover rate                          249%          70%          85%         185%         114%


See footnote summary on page 68.


64


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                PENNSYLVANIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $10.66       $10.33        $9.86        $9.65        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .41(b)       .46(b)       .47(b)       .46(b)       .47
Net realized and unrealized gain (loss)
  on investment transactions                    (.73)         .34          .49          .24          .49
Net increase (decrease) in net asset
  value from operations                         (.32)         .80          .96          .70          .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.41)        (.46)        (.47)        (.46)        (.47)
Distributions in excess of net
  investment income                             (.04)        (.01)        (.02)        (.03)        (.02)
Total dividends and distributions               (.45)        (.47)        (.49)        (.49)        (.49)
Net asset value, end of year                   $9.89       $10.66       $10.33        $9.86        $9.65

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (3.10)%       7.98%        9.95%        7.37%       10.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $27,916      $17,531      $15,486      $13,996      $15,052
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.65%        1.65%        1.65%        1.70%        1.70%
  Expenses, before waivers/
    reimbursements                              1.98%        1.99%        2.10%        2.14%        2.17%
  Net investment income, net of
    waivers/reimbursements                      3.98%        4.41%        4.73%        4.69%        5.09%
Portfolio turnover rate                          249%          70%          85%         185%         114%


See footnote summary on page 68.


65


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  VIRGINIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.02       $10.90       $10.58       $10.29        $9.69

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)       .52(b)       .57(b)       .57(b)       .56
Net realized and unrealized gain (loss)
  on investment transactions                    (.60)         .49          .57          .37          .61
Net increase (decrease) in net asset
  value from operations                         (.11)        1.01         1.14          .94         1.17

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.52)        (.57)        (.57)        (.56)
Distributions in excess of net
  investment income                             (.07)        (.05)          -0-          -0-        (.01)
Distributions from net realized gains           (.03)        (.32)        (.25)        (.08)          -0-
Total dividends and distributions               (.59)        (.89)        (.82)        (.65)        (.57)
Net asset value, end of year                  $10.32       $11.02       $10.90       $10.58       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.10)%       9.65%       11.32%        9.39%       12.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $28,148      $10,315       $3,530       $2,455       $1,855
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .67%         .67%         .67%         .67%         .67%
  Expenses, before waivers/
    reimbursements                              1.43%        2.09%        3.57%        5.18%        8.96%
  Net investment income, net of
    waivers/reimbursements                      4.67%        4.84%        5.39%        5.39%        5.59%
Portfolio turnover rate                          311%          62%         258%         298%         128%


See footnote summary on page 68.


66


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  VIRGINIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.01       $10.90       $10.57       $10.29        $9.69

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .44(b)       .50(b)       .50(b)       .49
Net realized and unrealized gain (loss)
  on investment transactions                    (.60)         .49          .58          .36          .61
Net increase (decrease) in net asset
  value from operations                         (.18)         .93         1.08          .86         1.10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.44)        (.50)        (.50)        (.49)
Distributions in excess of net
  investment income                             (.07)        (.06)          -0-          -0-        (.01)
Distributions from net realized gains           (.03)        (.32)        (.25)        (.08)          -0-
Total dividends and distributions               (.52)        (.82)        (.75)        (.58)        (.50)
Net asset value, end of year                  $10.31       $11.01       $10.90       $10.57       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.73)%       8.85%       10.70%        8.57%       11.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $42,007      $15,973       $5,020       $3,345       $1,193
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.37%        1.37%        1.37%        1.37%        1.37%
  Expenses, before waivers/
    reimbursements                              2.20%        2.84%        4.29%        5.88%        9.66%
  Net investment income, net of
    waivers/reimbursements                      3.97%        4.14%        4.68%        4.70%        4.80%
Portfolio turnover rate                          311%          62%         258%         298%         128%


See footnote summary on page 68.


67


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                  VIRGINIA PORTFOLIO
                                            -----------------------------------------------------------------
                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of year            $11.01       $10.90       $10.57       $10.29        $9.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42(b)       .44(b)       .50(b)       .50(b)       .49
Net realized and unrealized gain (loss)
  on investment transactions                    (.60)         .49          .58          .36          .60

Net increase (decrease) in net asset
  value from operations                         (.18)         .93         1.08          .86         1.09

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.44)        (.50)        (.50)        (.49)
Distributions in excess of net
  investment income                             (.07)        (.06)          -0-          -0-        (.01)
Distributions from net realized gains           (.03)        (.32)        (.25)        (.08)          -0-
Total dividends and distributions               (.52)        (.82)        (.75)        (.58)        (.50)
Net asset value, end of year                  $10.31       $11.01       $10.90       $10.57       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (c)                              (1.73)%       8.85%       10.70%        8.58%       11.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $12,962       $4,597       $1,207         $642         $122
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.37%        1.37%        1.37%        1.37%        1.37%
  Expenses, before waivers/
    reimbursements                              2.19%        2.85%        4.25%        5.88%        9.66%
  Net investment income, net of
    waivers/reimbursements                      3.97%        4.11%        4.66%        4.73%        4.81%
Portfolio turnover rate                          311%          62%         258%         298%         128%


(a)  Net of fee waived and expenses reimbursed by the Adviser.

(b)  Based on average shares.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return.


68


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
ALLIANCE MUNICIPAL INCOME FUND II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios), as of September 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 4, 1999


FEDERAL TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________


In accordance with Federal tax law, the following table represents each portfolio's designation of "exempt-interest dividends" and long-term capital gain distributions paid during the fiscal year ended September 30, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


                                EXEMPT-INTEREST        LONG-TERM CAPITAL
PORTFOLIO                           DIVIDENDS         GAIN DISTRIBUTIONS
---------                       ---------------       ------------------
Arizona                             2,605,646                  116,521
Florida                             7,479,184                       -0-
Massachusetts                       4,257,237                   56,799
Michigan                            1,318,425                    1,358
Minnesota                           1,381,310                       -0-
New Jersey                          4,991,913                       -0-
Ohio                                3,779,032                       -0-
Pennsylvania                        5,189,166                       -0-
Virginia                            2,423,099                       -0-



69

________________________________________________________________

         APPENDIX A:  BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2       (Very Good Grade) issues assigned this
                       rating reflect an assurance of timely
                       payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 --      Notes assigned this rating reflect a
                       degree of assurance for timely payment
                       only slightly less in degree than the
                       highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities -Further Information" in the Prospectuses.

_________________________________________________________________

       APPENDIX B:  FUTURES CONTRACTS AND RELATED OPTIONS
_________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

_________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
_________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions--Additional Investment Policies- -Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.














































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